Putnam
RetirementReady®
Funds

11|30|08

Prospectus

CONTENTS

Fund summaries	2
Goals	2
Main investment strategies	2
Main risks	4
Investor profile	5
Past performance	6
Costs associated with your investment	15

What are the goals, main investment
strategies and related risks of the
underlying Putnam funds?	22

Who oversees and manages the funds?	46

How do the funds price their shares?	50

How do I buy fund shares?	52

How do I sell or exchange fund shares?	59

Policy on excessive short-term trading	62

Distribution plans and payments
to dealers	66

Fund distributions and taxes	69

Financial highlights	71

Appendix A	93

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

Class A, B, C, M, R andY shares

This prospectus explains what you should know about these mutual funds before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages these funds. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

You may be eligible for a reduced sales charge. See How do I buy fund shares? for details.

Fund summaries

GOALS

Each of the 2050 Fund, 2045 Fund, 2040 Fund, 2035 Fund, 2030 Fund, 2025 Fund, 2020 Fund, 2015 Fund and 2010 Fund (the target date funds) seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Maturity Fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

Each target date fund employs an asset allocation strategy designed for investors planning to retire (or otherwise begin using the invested funds) in or about the calendar year designated in the fund’s name. Amounts invested in each fund are allocated among other Putnam funds based on the fund’s target date. The target percentages for each fund gradually change over time based on the number of years that remain until the target date of the fund so that a fund’s asset allocation will become more conservative as the fund approaches its target date. The asset allocation of each fund is designed to provide an investment that Putnam Management believes is neither overly aggressive nor overly conservative for a typical investor planning to retire (or otherwise begin using the invested funds) in the target year.

After each target fund reaches its target date, the term “Maturity” will be added to its name. (For instance, in 2030, Putnam RetirementReady 2030 Fund will be renamed Putnam RetirementReady 2030 Maturity Fund.) The fund’s target percentages will then continue to change during the next five years to increase emphasis on income and to approach those of the Maturity Fund. When the fund’s target percentages correspond to those of the Maturity Fund, the fund will become part of the Maturity Fund.

The Maturity Fund is designed for investors who are already in retirement or who plan to retire (or otherwise begin using the invested funds) in the near future. The Maturity Fund, which has an asset allocation weighted toward fixed income and money market funds, is

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gradually changing its target allocation percentages until 2010, when they are expected to approximate the percentages shown in the last column of the table below and generally remain fixed thereafter.

The target percentages, as of September 30, 2008, for the underlying Putnam funds in which the funds invest are shown in the table below. The target date funds’ assets will be allocated among a different set of underlying funds on or about January 26, 2009. See Appendix A for more information.

Target Allocations as of September 30, 2008

											Maturity Fund
Underlying	2050	2045	2040	2035	2030	2025	2020	2015	2010	Maturity	in 2010 and
Putnam fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	thereafter*

Putnam Voyager Fund	15%	15%	15%	14%	13%	13%	11%	8%	5%	3%	0%

The Putnam Fund for
Growth & Income	8%	8%	7%	7%	7%	6%	6%	4%	1%	0%	0%

Putnam Equity Income Fund	8%	8%	7%	7%	7%	6%	6%	4%	3%	9%	13%

Putnam Investors Fund	15%	15%	15%	14%	13%	13%	11%	8%	5%	3%	0%

Putnam Vista Fund	4%	4%	3%	3%	3%	3%	2%	1%	0%	0%	0%

Putnam Mid Cap Value Fund	4%	4%	3%	3%	3%	3%	2%	1%	0%	0%	0%

Putnam Capital
Opportunities Fund	11%	11%	10%	9%	8%	8%	8%	6%	5%	2%	0%

Putnam International
Equity Fund	10%	10%	9%	8%	8%	6%	4%	3%	2%	0%	0%

Putnam International
New Opportunities Fund	10%	10%	9%	9%	8%	7%	4%	1%	0%	0%	0%

Putnam International
Growth & Income Fund	10%	10%	9%	9%	8%	7%	4%	1%	0%	0%	0%

Putnam Income Fund	2%	2%	4%	5%	7%	9%	12%	12%	10%	3%	0%

Putnam Diversified
Income Trust	0%	1%	3%	5%	7%	9%	12%	17%	21%	16%	13%

Putnam HighYield
Advantage Fund	2%	2%	2%	4%	5%	5%	5%	5%	5%	5%	5%

Putnam Income
Strategies Fund	0%	0%	0%	0%	0%	0%	5%	16%	26%	39%	50%

Putnam Money Market Fund	1%	2%	3%	3%	4%	6%	9%	13%	18%	20%	20%

Equity	95%	92%	88%	83%	78%	71%	59%	41%	27%	26%	25%

Fixed Income	5%	8%	12%	17%	22%	29%	41%	59%	73%	74%	75%

* Because of rounding in the calculation of allocations among underlying Putnam funds, actual allocations might be more or less than these percentages.

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Putnam Management will periodically rebalance each fund’s investments towards its target percentages as then in effect.

In deciding which fund is right for you, you may wish to consider a number of factors in addition to a fund’s target date, including your age, how your fund investment will fit into your overall investment program, and whether you are looking for a more aggressive or more conservative allocation.

MAIN RISKS

Investments in a fund are generally subject to the risks of investments in the underlying Putnam funds in which a fund invests. The value of your investment in a fund will be affected by both the fund’s asset allocation among the underlying Putnam funds and the performance of such underlying Putnam funds.

The main risks that could adversely affect the value of a fund’s shares and the total return on your investment include:

► The risk that our allocation of investments among the underlying Putnam funds may adversely affect the fund’s performance. Although Putnam Management has discretion to change a fund’s target percentages as well as the underlying funds in which a fund invests at any time without notice to shareholders, it does not expect to make such changes frequently.

The risk that the stock price of one or more of the companies in an underlying Putnam fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments. This risk is also generally greater for funds, such as the 2050 Fund, the 2045 Fund and the 2040 Fund which have the greatest equity exposures.

► The risk that movements in financial markets will adversely affect the price of an underlying Putnam fund’s investments, regardless of how well the companies in which we invest perform. This risk is also generally greater for funds, such as the 2050 Fund, the 2045 Fund and the 2040 Fund which have the greatest equity exposures.

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► The risk that the prices of an underlying Putnam fund’s fixed-income investments will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities and for mortgage-backed investments. This risk is also generally greater for funds, such as the Maturity Fund, the 2010 Fund and the 2015 Fund, that currently have an asset allocation that emphasizes fixed-income funds.

► The risk that the issuers of an underlying Putnam fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment grade in quality. This risk is also generally greater for funds, such as the Maturity Fund, the 2010 Fund and the 2015 Fund, that currently have an asset allocation that emphasizes fixed-income funds.

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. These risks are also generally greater for funds, such as the 2050 Fund, the 2045 Fund, the 2040 Fund, the 2035 Fund, the 2030 Fund and the 2025 Fund, that currently have an asset allocation that emphasizes international funds.

You can lose money by investing in a fund. A fund may not achieve its goal, and is not intended as a complete investment program. An investment in a fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE

Each of the 2050 Fund, 2045 Fund, 2040 Fund, 2035 Fund, 2030 Fund, 2025 Fund, 2020 Fund, 2015 Fund and 2010 Fund seeks capital appreciation and current income consistent with a decreasing emphasis on capital appreciation and an increasing emphasis on current income as it approaches its target date. The Maturity Fund seeks as high a rate of current income as Putnam Management

5   P R O S P E C T U S

believes is consistent with preservation of capital. Each fund discourages short-term trading activity. A fund should not be your sole investment. However, a fund may be appropriate as part of a portfolio of funds with different investment strategies, such as growth, blend, value, and income. Ask your financial representative for details.

PAST PERFORMANCE

The performance information below gives some indication of the risks and potential rewards associated with an investment in each of the funds and why a long-term investment horizon is important. The bar charts show calendar year returns and the average annual total return for each fund’s class A shares.

Performance figures in the bar charts below do not reflect the impact of sales charges. If they did, performance would be less than that shown. Although this information can be valuable, it is important to remember that past performance is not necessarily an indication of future results.

► Year-to-date performance through 9/30/08 was –22.51%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 8.09% to $1,081.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.64% to $954.

6   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –22.17%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 8.09% to $1,081.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.45% to $956.

► Year-to-date performance through 9/30/08 was –21.59%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 7.73% to $1,077.

7   P R O S P E C T U S

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.28% to $957.

► Year-to-date performance through 9/30/08 was –20.86%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 7.37% to $1,074.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 4.04% to $960.

8   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –20.06%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 6.99% to $1,070.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 3.70% to $963.

► Year-to-date performance through 9/30/08 was –18.86%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 6.60% to $1,066.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 3.31% to $967.

9   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –16.81%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 5.77% to $1,058.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 2.72% to $973.

► Year-to-date performance through 9/30/08 was –13.60%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 4.53% to $1,045.

10   P R O S P E C T U S

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 1.79% to $982.

► Year-to-date performance through 9/30/08 was –10.95%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 3.13% to $1,031.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 1.05% to $990.

11   P R O S P E C T U S

► Year-to-date performance through 9/30/08 was –9.69%.

► In the fund’s best calendar quarter during this period (Q4 06), a $1,000 investment would have grown 2.81% to $1,028.

► In the fund’s worst calendar quarter during this period (Q4 07), a $1,000 investment would have declined 0.83% to $992.

Average Annual Total Returns (for periods ending 12/31/07)

		Since
	Past	inception
	1 year	(5/2/05)

2050 Fund
Class A before taxes	–4.51%	8.85%
Class A after taxes on distributions	–7.79%	6.59%
Class A after taxes on distributions
and sale of fund shares	–1.88%	6.48%
Class B before taxes	–3.85%	9.51%
Class C before taxes	–0.32%	10.46%
Class M before taxes	–2.73%	9.25%
Class R before taxes	1.07%	11.00%
Class Y before taxes	1.58%	11.57%

Average Annual Total Returns (for periods ending 12/31/07)

		Since
	Past	inception
	1 year	(11/1/04)

2045 Fund
Class A before taxes	–4.28%	8.80%
Class A after taxes on distributions	–9.08%	5.92%
Class A after taxes on distributions
and sale of fund shares	0.79%	6.56%
Class B before taxes	–2.96%	9.32%
Class C before taxes	0.06%	10.02%
Class M before taxes	–2.48%	9.07%
Class R before taxes	1.32%	10.59%
Class Y before taxes	1.81%	11.13%

2040 Fund
Class A before taxes	–4.26%	8.57%
Class A after taxes on distributions	–8.40%	5.91%
Class A after taxes on distributions
and sale of fund shares	0.70%	6.47%
Class B before taxes	–3.08%	9.07%
Class C before taxes	0.05%	9.80%
Class M before taxes	–2.48%	8.83%
Class R before taxes	1.32%	10.35%
Class Y before taxes	1.82%	10.89%

12   P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/07) (continued)

		Since
	Past	inception
	1 year	(11/1/04)

2035 Fund
Class A before taxes	–4.16%	8.11%
Class A after taxes on distributions	–8.22%	5.47%
Class A after taxes on distributions
and sale of fund shares	0.80%	6.12%
Class B before taxes	–2.96%	8.62%
Class C before taxes	0.16%	9.35%
Class M before taxes	–2.34%	8.38%
Class R before taxes	1.45%	9.84%
Class Y before taxes	1.93%	10.42%

2030 Fund
Class A before taxes	–4.02%	7.71%
Class A after taxes on distributions	–8.01%	5.14%
Class A after taxes on distributions
and sale of fund shares	0.99%	5.82%
Class B before taxes	–2.83%	8.21%
Class C before taxes	0.32%	8.93%
Class M before taxes	–2.20%	7.98%
Class R before taxes	1.60%	9.47%
Class Y before taxes	2.10%	10.01%

2025 Fund
Class A before taxes	–3.78%	7.32%
Class A after taxes on distributions	–7.72%	4.76%
Class A after taxes on distributions
and sale of fund shares	1.08%	5.49%
Class B before taxes	–2.60%	7.82%
Class C before taxes	0.56%	8.52%
Class M before taxes	–1.97%	7.58%
Class R before taxes	1.85%	9.07%
Class Y before taxes	2.35%	9.61%

2020 Fund
Class A before taxes	–3.77%	6.22%
Class A after taxes on distributions	–7.15%	3.95%
Class A after taxes on distributions
and sale of fund shares	0.40%	4.58%
Class B before taxes	–2.81%	6.66%
Class C before taxes	0.51%	7.41%
Class M before taxes	–1.98%	6.47%
Class R before taxes	1.85%	7.97%
Class Y before taxes	2.34%	8.48%

13   P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/07) (continued)

		Since
	Past	inception
	1 year	(11/1/04)

2015 Fund
Class A before taxes	–3.50%	4.98%
Class A after taxes on distributions	–6.25%	2.83%
Class A after taxes on distributions
and sale of fund shares	–0.31%	3.41%
Class B before taxes	–2.78%	5.39%
Class C before taxes	0.75%	6.17%
Class M before taxes	–1.69%	5.24%
Class R before taxes	2.13%	6.72%
Class Y before taxes	2.63%	7.22%

2010 Fund
Class A before taxes	–3.25%	3.34%
Class A after taxes on distributions	–5.47%	1.53%
Class A after taxes on distributions
and sale of fund shares	–1.13%	2.03%
Class B before taxes	–2.76%	3.68%
Class C before taxes	0.95%	4.50%
Class M before taxes	–1.44%	3.59%
Class R before taxes	2.39%	5.04%
Class Y before taxes	2.89%	5.54%

Maturity Fund
Class A before taxes	–3.25%	2.50%
Class A after taxes on distributions	–5.25%	0.91%
Class A after taxes on distributions
and sale of fund shares	–1.30%	1.37%
Class B before taxes	–2.80%	2.80%
Class C before taxes	0.97%	3.68%
Class M before taxes	–1.43%	2.75%
Class R before taxes	2.41%	4.18%
Class Y before taxes	2.91%	4.68%

S&P 500 Index
(no deduction for fees, expenses or taxes)	5.49%	10.66%
Lehman Aggregate Bond Index
(no deduction for fees, expenses or taxes)	6.97%	4.35%

This table compares the fund’s performance to that of two broad measures of market performance. Unlike the bar chart, this performance information reflects the impact of sales charges. (See Costs associated with your investment for details). Class A and class M share performance reflects the current maximum initial sales charges. Class B and class C share performance

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reflects the maximum applicable deferred sales charge assuming shares had been redeemed on 12/31/07 and, for class B shares, does not assume conversion to class A shares.

Each fund’s performance for portions of the periods benefited from Putnam Management’s agreement to limit each fund’s expenses. Each fund’s performance is compared to the Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities, and the S&P 500 Index, an unmanaged index of common stock performance. After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

COSTS ASSOCIATED WITH YOUR INVESTMENT

Maximum sales charges and redemption fees (paid directly from your investment)

Most Putnam funds include a sales charge when you purchase shares in order to compensate your financial representative for asset allocation and other services. Putnam funds offer a variety of share classes to accommodate different ways of paying the sales charge (up front or over time). It is important to understand that the share classes with low or no up-front sales charge may impose higher ongoing expenses. To discourage short-term trading, most Putnam funds also charge a redemption fee for shares sold or exchanged within 7 days of purchase (within 90 days for certain Putnam funds).

This table summarizes the fees and expenses you may pay if you invest in a fund. For each fund, expenses are based on the fund’s last fiscal year. Expenses reflect both a fund’s own expenses and the expenses of the underlying Putnam funds in which it invests.

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Shareholder Fees (fees paid directly from your investment)*

		Maximum Deferred
		Sales Charge (Load)
	Maximum Sales	(as a percentage of
	Charge (Load)	the original purchase	Maximum
	Imposed on Purchases	price or redemption	Redemption Fee***
	(as a percentage	proceeds, whichever	(as a percentage of total
	of the offering price)	is lower)	redemption proceeds)

Class A	5.75%	NONE**	1.00%
Class B	NONE	5.00%	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE**	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

Total Annual Fund Operating Expenses <> (expenses that are deducted from fund assets)

All mutual funds pay ongoing fees for investment management and other services. These charges, expressed as a percentage of fund assets, are known as the Total Annual Fund Operating Expenses.

The table below shows each target fund’s annual operating expenses for the fiscal year ended 7/31/08 (except as otherwise indicated).

				Under-
		Distri-		lying
		bution		Putnam	Total
		and		Funds	Annual
	Manage-	Service	Other	Total	Fund	Expense
	ment	(12b-1)	Ex-	Fees and	Operating	Reim-	Net
	Fees	Fees	penses^	Expenses†	Expenses	bursement	Expenses

2050 Fund
Class A	0.05%	0.25%	0.10%	0.95%	1.35%	(0.05%)	1.30%
Class B	0.05%	1.00%	0.10%	0.95%	2.10%	(0.05%)	2.05%
Class C	0.05%	1.00%	0.10%	0.95%	2.10%	(0.05%)	2.05%
Class M	0.05%	0.75%	0.10%	0.95%	1.85%	(0.05%)	1.80%
Class R	0.05%	0.50%	0.10%	0.95%	1.60%	(0.05%)	1.55%
Class Y	0.05%	N/A	0.10%	0.95%	1.10%	(0.05%)	1.05%
2045 Fund
Class A	0.05%	0.25%	0.06%	0.94%	1.30%	(0.02%)	1.28%
Class B	0.05%	1.00%	0.06%	0.94%	2.05%	(0.02%)	2.03%
Class C	0.05%	1.00%	0.06%	0.94%	2.05%	(0.02%)	2.03%
Class M	0.05%	0.75%	0.06%	0.94%	1.80%	(0.02%)	1.78%
Class R	0.05%	0.50%	0.06%	0.94%	1.55%	(0.02%)	1.53%
Class Y	0.05%	N/A	0.06%	0.94%	1.05%	(0.02%)	1.03%

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				Under-
		Distri-		lying
		bution		Putnam	Total
		and		Funds	Annual
	Manage-	Service	Other	Total	Fund	Expense
	ment	(12b-1)	Ex-	Fees and	Operating	Reim-	Net
	Fees	Fees	penses^	Expenses†	Expenses	bursement	Expenses

2040 Fund
Class A	0.05%	0.25%	0.06%	0.93%	1.29%	(0.01%)	1.28%
Class B	0.05%	1.00%	0.06%	0.93%	2.04%	(0.01%)	2.03%
Class C	0.05%	1.00%	0.06%	0.93%	2.04%	(0.01%)	2.03%
Class M	0.05%	0.75%	0.06%	0.93%	1.79%	(0.01%)	1.78%
Class R	0.05%	0.50%	0.06%	0.93%	1.54%	(0.01%)	1.53%
Class Y	0.05%	N/A	0.06%	0.93%	1.04%	(0.01%)	1.03%
2035 Fund
Class A	0.05%	0.25%	0.06%	0.92%	1.28%	(0.01%)	1.27%
Class B	0.05%	1.00%	0.06%	0.92%	2.03%	(0.01%)	2.02%
Class C	0.05%	1.00%	0.06%	0.92%	2.03%	(0.01%)	2.02%
Class M	0.05%	0.75%	0.06%	0.92%	1.78%	(0.01%)	1.77%
Class R	0.05%	0.50%	0.06%	0.92%	1.53%	(0.01%)	1.52%
Class Y	0.05%	N/A	0.06%	0.92%	1.03%	(0.01%)	1.02%
2030 Fund
Class A	0.05%	0.25%	0.05%	0.91%	1.26%	(0.01%)	1.25%
Class B	0.05%	1.00%	0.05%	0.91%	2.01%	(0.01%)	2.00%
Class C	0.05%	1.00%	0.05%	0.91%	2.01%	(0.01%)	2.00%
Class M	0.05%	0.75%	0.05%	0.91%	1.76%	(0.01%)	1.75%
Class R	0.05%	0.50%	0.05%	0.91%	1.51%	(0.01%)	1.50%
Class Y	0.05%	N/A	0.05%	0.91%	1.01%	(0.01%)	1.00%
2025 Fund
Class A	0.05%	0.25%	0.05%	0.89%	1.24%	(0.01%)	1.23%
Class B	0.05%	1.00%	0.05%	0.89%	1.99%	(0.01%)	1.98%
Class C	0.05%	1.00%	0.05%	0.89%	1.99%	(0.01%)	1.98%
Class M	0.05%	0.75%	0.05%	0.89%	1.74%	(0.01%)	1.73%
Class R	0.05%	0.50%	0.05%	0.89%	1.49%	(0.01%)	1.48%
Class Y	0.05%	N/A	0.05%	0.89%	0.99%	(0.01%)	0.98%
2020 Fund
Class A	0.05%	0.25%	0.05%	0.83%	1.18%	(0.01%)	1.17%
Class B	0.05%	1.00%	0.05%	0.83%	1.93%	(0.01%)	1.92%
Class C	0.05%	1.00%	0.05%	0.83%	1.93%	(0.01%)	1.92%
Class M	0.05%	0.75%	0.05%	0.83%	1.68%	(0.01%)	1.67%
Class R	0.05%	0.50%	0.05%	0.83%	1.43%	(0.01%)	1.42%
Class Y	0.05%	N/A	0.05%	0.83%	0.93%	(0.01%)	0.92%

17   P R O S P E C T U S

				Under-
		Distri-		lying
		bution		Putnam	Total
		and		Funds	Annual
	Manage-	Service	Other	Total	Fund	Expense
	ment	(12b-1)	Ex-	Fees and	Operating	Reim-	Net
	Fees	Fees	penses^	Expenses†	Expenses	bursement	Expenses

2015 Fund
Class A	0.05%	0.25%	0.05%	0.75%	1.10%	—	1.10%
Class B	0.05%	1.00%	0.05%	0.75%	1.85%	—	1.85%
Class C	0.05%	1.00%	0.05%	0.75%	1.85%	—	1.85%
Class M	0.05%	0.75%	0.05%	0.75%	1.60%	—	1.60%
Class R	0.05%	0.50%	0.05%	0.75%	1.35%	—	1.35%
Class Y	0.05%	N/A	0.05%	0.75%	0.85%	—	0.85%
2010 Fund
Class A	0.05%	0.25%	0.05%	0.68%	1.03%	(0.01%)	1.02%
Class B	0.05%	1.00%	0.05%	0.68%	1.78%	(0.01%)	1.77%
Class C	0.05%	1.00%	0.05%	0.68%	1.78%	(0.01%)	1.77%
Class M	0.05%	0.75%	0.05%	0.68%	1.53%	(0.01%)	1.52%
Class R	0.05%	0.50%	0.05%	0.68%	1.28%	(0.01%)	1.27%
Class Y	0.05%	N/A	0.05%	0.68%	0.78%	(0.01%)	0.77%
Maturity Fund
Class A	0.05%	0.25%	0.04%	0.62%	0.96%	—	0.96%
Class B	0.05%	1.00%	0.04%	0.62%	1.71%	—	1.71%
Class C	0.05%	1.00%	0.04%	0.62%	1.71%	—	1.71%
Class M	0.05%	0.75%	0.04%	0.62%	1.46%	—	1.46%
Class R	0.05%	0.50%	0.04%	0.62%	1.21%	—	1.21%
Class Y	0.05%	N/A	0.04%	0.62%	0.71%	—	0.71%

* Certain investments in class A and class M shares may qualify for discounts on applicable sales charges. See How do I buy fund shares? for details.

** A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

*** A 1.00% redemption fee (also referred to as a“short—term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

<> Reflects Putnam Management’s contractual obligation to limit fund expenses through July 31, 2009. For information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (“SAI”).

^ Excludes organizational fees which were fully amortized in 2008.

† Expenses are estimates of the total annual fund operating expenses of the underlying Putnam funds that each fund bears indirectly, based on the expenses of each underlying Putnam fund for its most recent semi-annual or annual period, as set forth in that fund’s most recent shareholder report and assuming allocation of the fund’s assets as described above or as described in Appendix A, whichever results in higher expenses. Expenses may be higher or lower depending on the allocation of a fund’s assets among the underlying Putnam funds and the actual expenses of the underlying Putnam funds.

18   P R O S P E C T U S

HOW DO THESE FEES AND EXPENSES LOOK IN DOLLAR TERMS?

This example takes the maximum up-front sales charge (or applicable contingent deferred sales charge) and annual operating expenses for each share class and translates them into dollar amounts, showing the cumulative effect of these costs over time. This helps you more easily compare the cost of investing in a fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in each fund for the time periods shown and then, except as shown for class B shares and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

2050 Fund
Class A	$700	$973	$1,267	$2,101
Class B	$708	$953	$1,324	$2,236*
Class B (no redemption)	$208	$653	$1,124	$2,236*
Class C	$308	$653	$1,124	$2,427
Class C (no redemption)	$208	$653	$1,124	$2,427
Class M	$526	$907	$1,311	$2,439
Class R	$158	$500	$ 866	$1,896
Class Y	$107	$345	$ 601	$1,336

2045 Fund
Class A	$698	$962	$1,245	$2,051
Class B	$706	$941	$1,301	$2,185*
Class B (no redemption)	$206	$641	$1,101	$2,185*
Class C	$306	$641	$1,101	$2,378
Class C (no redemption)	$206	$641	$1,101	$2,378
Class M	$525	$895	$1,289	$2,390
Class R	$156	$488	$ 843	$1,844
Class Y	$105	$332	$ 577	$1,281

19   P R O S P E C T U S

	1 year	3 years	5 years	10 years

2040 Fund
Class A	$698	$960	$1,241	$2,041
Class B	$706	$939	$1,297	$2,175*
Class B (no redemption)	$206	$639	$1,097	$2,175*
Class C	$306	$639	$1,097	$2,368
Class C (no redemption)	$206	$639	$1,097	$2,368
Class M	$525	$893	$1,285	$2,381
Class R	$156	$485	$ 838	$1,834
Class Y	$105	$330	$ 573	$1,270

2035 Fund
Class A	$697	$957	$1,236	$2,031
Class B	$705	$936	$1,292	$2,165*
Class B (no redemption)	$205	$636	$1,092	$2,165*
Class C	$305	$636	$1,092	$2,358
Class C (no redemption)	$205	$636	$1,092	$2,358
Class M	$524	$890	$1,280	$2,370
Class R	$155	$482	$ 833	$1,823
Class Y	$104	$327	$ 568	$1,259

2030 Fund
Class A	$695	$951	$1,226	$2,009
Class B	$703	$930	$1,282	$2,144*
Class B (no redemption)	$203	$630	$1,082	$2,144*
Class C	$303	$630	$1,082	$2,337
Class C (no redemption)	$203	$630	$1,082	$2,337
Class M	$522	$884	$1,270	$2,350
Class R	$153	$476	$ 823	$1,801
Class Y	$102	$321	$ 557	$1,235

2025 Fund
Class A	$693	$945	$1,216	$1,988
Class B	$701	$923	$1,272	$2,122*
Class B (no redemption)	$201	$623	$1,072	$2,122*
Class C	$301	$623	$1,072	$2,316
Class C (no redemption)	$201	$623	$1,072	$2,316
Class M	$520	$878	$1,260	$2,329
Class R	$151	$470	$ 812	$1,779
Class Y	$100	$314	$ 546	$1,212

2020 Fund
Class A	$687	$927	$1,186	$1,924
Class B	$695	$905	$1,241	$2,058*
Class B (no redemption)	$195	$605	$1,041	$2,058*
Class C	$295	$605	$1,041	$2,253
Class C (no redemption)	$195	$605	$1,041	$2,253
Class M	$514	$860	$1,230	$2,267
Class R	$145	$451	$ 781	$1,712
Class Y	$ 94	$295	$ 514	$1,142

20   P R O S P E C T U S

	1 year	3 years	5 years	10 years

2015 Fund
Class A	$681	$905	$1,146	$1,838
Class B	$688	$882	$1,201	$1,973*
Class B (no redemption)	$188	$582	$1,001	$1,973*
Class C	$288	$582	$1,001	$2,169
Class C (no redemption)	$188	$582	$1,001	$2,169
Class M	$507	$837	$1,190	$2,184
Class R	$137	$428	$ 739	$1,624
Class Y	$ 87	$271	$ 471	$1,049

2010 Fund
Class A	$673	$883	$1,110	$1,761
Class B	$680	$859	$1,164	$1,896*
Class B (no redemption)	$180	$559	$ 964	$1,896*
Class C	$280	$559	$ 964	$2,094
Class C (no redemption)	$180	$559	$ 964	$2,094
Class M	$499	$815	$1,154	$2,109
Class R	$129	$405	$ 701	$1,544
Class Y	$ 79	$248	$ 432	$ 965

Maturity Fund
Class A	$667	$863	$1,075	$1,685
Class B	$674	$839	$1,128	$1,821*
Class B (no redemption)	$174	$539	$ 928	$1,821*
Class C	$274	$539	$ 928	$2,019
Class C (no redemption)	$174	$539	$ 928	$2,019
Class M	$493	$796	$1,120	$2,035
Class R	$123	$384	$ 665	$1,466
Class Y	$ 73	$227	$ 395	$ 883

* Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

21   P R O S P E C T U S

What are the goals, main investment strategies and related risks of the underlying Putnam funds?

This section contains greater detail on each fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue each fund’s goal by allocating its assets among underlying Putnam funds based on the fund’s target date. The funds’ assets will be allocated among a different set of underlying funds on or about January 26, 2009. See Appendix A for more information.

PUTNAM VOYAGER FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized and large companies, although we can invest in companies of any size.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

22   P R O S P E C T U S

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

THE PUTNAM FUND FOR GROWTH AND INCOME

GOAL

The fund seeks capital growth and current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of the stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM EQUITY INCOME FUND

GOAL

The fund seeks capital growth and current income.

23   P R O S P E C T U S

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks that offer the potential for current income and may also offer the potential for capital growth. Under normal circumstances, we invest at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in large companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM INVESTORS FUND

GOAL

The fund seeks long-term growth of capital and any increased income that results from this growth.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also consider other factors we believe will cause the stock price to rise. We invest mainly in large companies.

24   P R O S P E C T U S

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financialmarket conditions and factors related to a specific company or industry.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

PUTNAM VISTA FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — GROWTH STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We invest mainly in midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

25   P R O S P E C T U S

PUTNAM MID CAP VALUE FUND

GOAL

The fund seeks capital appreciation and, as a secondary objective, current income.

MAIN INVESTMENT STRATEGIES — VALUE STOCKS

We invest mainly in common stocks of U.S. companies, with a focus on value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in midsized companies of a size similar to those in the Russell Mid Cap Value Index.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM CAPITAL OPPORTUNITIES FUND

GOAL

The fund seeks long-term growth of capital.

MAIN INVESTMENT STRATEGIES — STOCKS

We invest mainly in common stocks of U.S. companies that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We may also

26   P R O S P E C T U S

consider other factors we believe will cause the stock price to rise. We invest mainly in small and midsized companies.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financialmarket conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

PUTNAM INTERNATIONAL EQUITY FUND

GOAL

The fund seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL STOCKS

We invest mainly in common stocks of companies outside the United States that we believe have favorable investment potential. For example, we may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors we believe will cause the stock price to rise. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. We invest mainly in mid-sized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

To determine whether a company is located outside of the United States, we look at the following factors: where the company’s securities trade, where the company is located or organized, or where the company derives its revenues or profits.

27   P R O S P E C T U S

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financialmarket conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND

GOAL

The fund seeks long-term capital appreciation.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL GROWTH STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in growth stocks, which are those issued by companies that we believe are fast-growing and whose earnings we believe are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. We may invest in companies of any size. We may invest in both established and developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

28   P R O S P E C T U S

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM INTERNATIONAL GROWTH AND INCOME FUND

GOAL

The fund seeks capital growth. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES — INTERNATIONAL VALUE STOCKS

We invest mainly in common stocks of companies outside the United States. We invest mainly in value stocks. Value stocks are those that we believe are currently undervalued by the market. We look for companies undergoing positive change. If we are correct and other investors recognize the value of the company, the price of its stock may rise. We invest mainly in midsized and large companies, although we can invest in companies of any size. Although we emphasize investments in developed countries, we may also invest in companies located in developing (also known as emerging) markets.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

29   P R O S P E C T U S

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform. The market as a whole may not favor the types of investments we make.

PUTNAM INCOME FUND

GOAL

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk.

MAIN INVESTMENT STRATEGIES — BONDS

We invest mainly in bonds that:

► are securitized debt instruments and other obligations of companies and governments worldwide denominated in U.S. dollars

► are either investment-grade or below investment-grade and

► have intermediate to long-term maturities (three years or longer).

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with a direct or indirect investment in the fund.

30   P R O S P E C T U S

► The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risk that, the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

PUTNAM DIVERSIFIED INCOME TRUST

GOAL

The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES — MULTI-SECTOR BONDS

We invest mainly in bonds that:

► are securitized debt instruments and other obligations of companies and governments worldwide

► are either investment-grade or below investment-grade and

► have intermediate to long-term maturities (three years or longer).

Under normal market conditions, we invest 15% — 65% of the fund’s net assets in each of these three sectors:

► U.S. and investment grade sector: U.S. government securities and investment-grade bonds of U.S. companies.

► High yield sector: lower-rated bonds of U.S. companies.

► International sector: bonds of foreign governments and companies, including both investment grade and lower-rated securities.

31   P R O S P E C T U S

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

► The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

PUTNAM HIGH YIELD ADVANTAGE FUND

GOAL

The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

MAIN INVESTMENT STRATEGIES — LOWER-RATED BONDS

We invest mainly in bonds that:

► are obligations of U.S. companies

► are below investment-grade in quality and

32   P R O S P E C T U S

► have intermediate to long-term maturities (three years or longer). Under normal circumstances, we invest at least 80% of the fund’s net assets in securities rated below investment grade.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the issuers of the fund’s investments will not make, or will be perceived as unlikely to make, timely payments of interest and principal. Because the fund invests significantly in below- investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

► The risk that movements in financial markets will adversely affect the value of the fund’s investments. This risk includes interest rate risk, which means that the prices of the fund’s investments are likely to fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

PUTNAM INCOME STRATEGIES FUND

GOAL

The fund seeks current income consistent with what Putnam Management believes to be prudent risk. Its secondary objective is capital appreciation.

MAIN INVESTMENT STRATEGIES — BONDS AND STOCKS

We invest mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies. We buy bonds with short- to long-term maturities that are either investment grade or below investment-grade in quality. We also buy other fixed income securities, such as mortgage-backed investments. We invest in stocks that we believe offer the potential for current income and capital growth. We invest in large companies, although we can invest in companies of any size.

The fund’s strategic or typical allocation of investments is approximately 75% of net assets in fixed income investments and approximately 25% of net assets in equity investments. In seeking to optimize performance consistent with the fund’s goals, we adjust

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portfolio allocations from time to time within a range of 50% to 95% of net assets in fixed income investments and 5% to 50% of net assets in equity investments. We may also select other investments that do not fall within these asset classes.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

► The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. Because the fund may invest significantly in below investment-grade bonds (sometimes referred to as “junk bonds”), it is subject to heightened credit risk. Investors should carefully consider the risks associated with an investment in the fund.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

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► The risk of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

PUTNAM MONEY MARKET FUND

GOAL

The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES — INCOME

We invest mainly in instruments that:

► are high quality and

► have short-term maturity.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

► The risk that the effects of inflation may erode the value of your investment over time.

► The risk that the fund will not maintain a net asset value of $1.00 per share, due to events such as a deterioration in the credit quality of issuers whose securities the fund holds, or an increase in interest rates. Although Putnam Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in such fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS OF THE UNDERLYING PUTNAM FUNDS

This section provides additional information on the investment strategies and related risks of the underlying Putnam funds. Not every investment strategy below applies to each underlying Putnam fund.

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EQUITY INVESTMENTS

We will consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding to buy or sell investments for the underlying Putnam funds.

► Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. From time to time, a fund may invest a significant portion of its assets in companies in one or more related industries or sectors, such as the financial sector, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Growth stocks — Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it.

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Value stocks — Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

► Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies. Mid Cap Value invests mostly in companies of a size similar to those in the Russell Mid Cap Value Index. As of 9/30/08, the index was composed of companies having a market capitalization of between $45 million and $16.75 billion, with the majority of companies in the $1 to $5 billion range.

FIXED INCOME INVESTMENTS

► Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to a fund, but will affect the value of a fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have

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to reinvest the proceeds in an investment offering a lower yield, and therefore a fund might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

For Putnam Money Market Fund, average portfolio maturity will not exceed 90 days and the fund may not hold an investment with more than 397 days remaining to maturity. These short-term investments generally have lower yields than longer-term investments.

► Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

For Putnam Income Fund, we invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or that are unrated investments we believe are of comparable quality. We may also invest in securities rated below investment grade. However, we will not invest in securities that are rated lower than B or its equivalent by each rating agency rating the investment, or in unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are below investment grade. This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds

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and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

For Putnam Diversified Income Trust, we may invest up to 70% of the fund’s total assets in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or that are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

For Putnam High Yield Advantage Fund, we invest mostly in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by any nationally recognized securities rating agency rating such investments, or that are unrated investments that we believe are of comparable quality. We may invest up to 15% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments, including investments in the lowest rating category of the rating agency, and in unrated investments that

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we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. For Putnam Diversified Income Trust and Putnam Income Fund, U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

For Putnam Money Market Fund, we buy only high quality investments. These are:

► rated in one of the two highest categories by at least two nationally recognized rating services,

► rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating) or

► unrated investments that we determine are of equivalent quality.

The credit quality of an investment may be supported or enhanced by another company or financial institution through the use of a letter of credit or similar arrangements. The main risk in investments backed by a letter of credit is that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

► Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value

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during periods of rising interest rates. Some investments increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

► Money market investments. These include certificates of deposit, commercial paper, U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances.

GENERAL

► Foreign investments. A fund considers a foreign company to be one that is domiciled outside the U.S. or has its principal operations located outside the U.S. Foreign investments involve certain special risks, including:

► Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

► Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

► Unreliable or untimely information: There may be less publicly available information about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

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► Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

► Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

► Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

► For Putnam Diversified Income Trust — Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

For Putnam Income Fund, we may invest in U.S. dollar-denominated fixed-income securities of foreign issuers, and for Putnam High Yield Advantage Fund, we may invest in securities of foreign issuers.

► Foreign investments involve certain special risks. For example, their value may decline in response to changes in currency exchange rates, unfavorable political and legal developments,

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unreliable or untimely information, or economic and financial instability. In addition, the liquidity of these investments may be more limited than for most U.S. investments, which means we may at times be unable to sell them at desirable prices. Foreign settlement procedures may also involve additional risks. These risks are generally greater in the case of developing (emerging) markets.

► Derivatives. An underlying Putnam fund may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

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Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

► Other investments. In addition to the main investment strategies described above, an underlying Putnam fund may make other types of investments, such as investments in preferred stocks, convertible securities, hybrid and structured bonds and notes (including debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index) and investments in bank loans. A fund may also loan its portfolio securities to earn additional income. These practices may be subject to other risks, as described in the SAI.

► Alternative strategies. Under normal market conditions, we keep an underlying Putnam fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause an underlying Putnam fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

► Changes in policies. The Trustees may change a fund’s or an underlying Putnam fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

► Portfolio transactions and portfolio turnover rate. Each underlying fund’s daily transactions on stock exchanges, commodities markets and futures markets involve costs that are reflected in the underlying funds’ total return. Although the target date funds will

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not pay brokerage commissions on their portfolio transactions in the underlying Putnam fund shares, the target date funds will bear such costs indirectly because certain of the underlying Putnam funds pay brokerage commissions on their portfolio transactions. Additional information regarding Putnam Management’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the “Underlying Putnam Funds Total Fees and Expenses” ratio (as shown in the Total Annual Fund Operating Expenses table in the section Costs associated with your investment), they are reflected in an underlying Putnam fund’s total return.

Because different types of funds use different trading procedures, investors should exercise caution when comparing brokerage commissions for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is an underlying Putnam fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that a fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transactions costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

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► Portfolio holdings (for all underlying funds except Putnam Money Market Fund). The SAI includes a description of each underlying fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on a fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s full portfolio holdings may be viewed monthly beginning approximately 15 days after the end of each month. This information will remain available on the website until the fund filesa Form N-CSR or N-Q with the Securities and Exchange Commission (“SEC”) for the period that includes the date of the information after which such information can be found on the SEC’s website at http://www.sec.gov.

► Portfolio holdings (for Putnam Money Market Fund). The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam. com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the sixth business day after the end of each calendar quarter and, if determined by the fund’s Chief Compliance Officer, more frequently, but only to the extent it is in the best interest of the fund’s shareholders. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

Who oversees and manages the funds?

THE FUNDS’ TRUSTEES

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of each fund’s business and represents the interests of the Putnam fund shareholders. The Putnam Funds’ Board of Trustees includes Trustees who are elected by shareholder vote at least once every five years and at least 75% of whom are independent (not an officer of the fund or affiliated with Putnam Management).

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The Trustees periodically review each fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of a fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates.

Contacting the funds’ Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

THE FUNDS’ INVESTMENT MANAGER

The Trustees have retained Putnam Management to be each fund’s investment manager, responsible for making investment decisions for the fund and managing the funds’ other affairs and business. The basis for the Trustees’ approval of the funds’ management contract and the sub-management contract described below is discussed in each fund’s annual report to shareholders dated July 31, 2008. Each fund pays Putnam Management a monthly management fee for these services based on the fund’s average net assets. Putnam Management also receives management fees from each of the underlying Putnam funds. Because the management fees paid to Putnam Management by the underlying Putnam funds vary, there may be a conflict in establishing and adjusting each fund’s target percentage allocations among the underlying Putnam funds between the interests of the funds and Putnam Management’s economic interest. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

For Diversified Income, Income Strategies, High Yield Advantage, International Equity, International Growth and Income and International New Opportunities, Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of these funds. Subject to the supervision of Putnam Management, PIL,

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which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of each fund that it manages. Putnam Management (and not the funds) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% for Income Strategies, International Equity and International New Opportunities and 0.40% for Diversified Income, High Yield Advantage and International Growth and Income of the average aggregate net asset value of the portion of the assets of each fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

For Income Strategies, International Equity, International Growth and Income, and International New Opportunities, Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC (“PAC”), as a sub-adviser to manage a separate portion of the assets of these funds. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management or PIL, as applicable (and not the funds), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the funds managed by PAC. For International Equity, Putnam Management and PIL have also retained PAC to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund’s assets for which PAC is engaged to provide investment recommendations. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

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► Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the funds’ portfolio.

	Joined		Positions Over
Portfolio Managers	Fund	Employer	Past Five Years

Jeffrey Knight	2004	Putnam Management	Deputy Head of Investments
		1993 – Present	and Chief Investment Officer,
			Global Asset Allocation Team
			Previously, Director Global
			Asset Allocation

Robert Kea	2004	Putnam Management	Portfolio Manager
		1989 – Present	Previously, Quantitative
			Analyst and Analyst

Robert Schoen	2004	Putnam Management	Portfolio Manager
		1997 – Present	Previously, Quantitative
			Analyst

► Other funds managed by the funds’ portfolio managers; compensation. As of the funds’ fiscal year-end, Jeffrey Knight also served as a portfolio manager of Putnam Asset Allocation Funds: Balanced, Growth and Conservative Portfolios, Putnam Income Strategies Fund, Putnam Growth Opportunities Fund and Putnam Discovery Growth Fund. Robert Kea also served as a portfolio manager of Putnam Asset Allocation Funds: Balanced, Growth and Conservative Portfolios and Putnam Income Strategies Fund. Robert Schoen also served as a portfolio manager of Putnam Growth Opportunities Fund, Putnam Asset Allocation Funds: Balanced, Growth and Conservative Portfolios, Putnam Income Strategies Fund and Putnam Discovery Growth Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals, as well as information about the structure of and methods used to determine their compensation.

► Fund ownership. As of July 31, 2008, your fund’s portfolio managers did not own shares of the RetirementReady Funds. However, each of these individuals invests in one or more of the 15 underlying Putnam funds, in which the funds invest. The following table shows the dollar ranges of shares of all Putnam funds owned by the professionals listed above at the end of the funds’ last two fiscal years, including investments made by their immediate family

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members and amounts invested through retirement and deferred compensation plans.

Portfolio Managers

► Investment in the funds by the Trustees and Putnam employees. As of July 31, 2008, 10 of the 12 Trustees then on the Board of Trustees of the Putnam funds owned shares of at least one of the RetirementReady Funds, and all of the Trustees owned shares of all fifteen Putnam mutual funds that underlie the RetirementReady Funds. The table shows the approximate value of investments in the funds and all Putnam funds as of that date by the funds’ Trustees and Putnam employees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Assets in	Total assets in
	the Fund	all Putnam funds

Trustees	$ 205,000	$ 76,000,000

Putnam employees	$11,177,000	$568,000,000

How do the funds price their shares?

The price of each fund’s shares is based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam funds in which it invests. For a description of the circumstances under which the underlying Putnam funds use fair value pricing and the effects of using fair value pricing, please see the underlying funds’ prospectuses. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly, or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum in its discretion.

Each fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

If you participate in a retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with

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third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

► Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge you for his or her services.

► Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

► Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at www.putnam.com or by calling Putnam Investor Services at 1-800-225-1581.

► By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the appropriate fund. Return the check and investment stub to Putnam Investor Services.

► By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you

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for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for tax-qualified retirement plans by wire transfer.

WHICH CLASS OF SHARES IS BEST FOR ME?

This prospectus offers you four classes of fund shares: A, B, C and M. Qualified employee-benefit plans may also choose class R shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

► How long you expect to hold your investment. Class B shares should generally not be considered for shorter time frames because they charge a contingent deferred sales charge (CDSC) that is phased out over the first six years.

► How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $50,000.

► Total expenses associated with each share class. As shown in the section entitled Costs associated with your investment, each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

Here is a summary of the differences among the classes of shares

Class A shares

► Initial sales charge of up to 5.75%

► Lower sales charges available for investments of $50,000 or more

► No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

► Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

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Class B shares

► No initial sales charge; your entire investment goes to work immediately

► Deferred sales charge of up to 5.00% if shares are sold within six years of purchase

► Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

► Convert automatically to class A shares after eight years, thereby reducing the future 12b-1 fees

► Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

► No initial sales charge; your entire investment goes to work immediately

► Deferred sales charge of 1.00% if shares are sold within one year of purchase

► Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees

► No conversion to class A shares, so future 12b-1 fees do not decline over time

► Orders for class C shares of one or more Putnam funds, other than class C shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class M shares

► Initial sales charge of up to 3.50%

► Lower sales charges available for investments of $50,000 or more

► No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge)

► Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees

► Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

► No conversion to class A shares, so future 12b-1 fees do not decline over time

► Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class M shares (as described below), is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class R shares (available to qualified plans only)

► No initial sales charge; your entire investment goes to work immediately

► No deferred sales charge

► Lower annual expenses, and higher dividends, than class B, C, or M shares because of lower 12b-1 fees

► Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees

► No conversion to class A shares, so future 12b-1 fees do not decline over time.

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

► qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

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► bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

► corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

► college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;

► other Putnam funds and Putnam investment products;

► investors purchasing shares through an asset-based fee program which regularly offers institutional share classes and which is sponsored by a registered broker-dealer or other financial institution that has entered into an agreement with Putnam; and

► fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company of which the RIA is not an affiliated or associated person and which has entered into an agreement with Putnam.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

► No initial sales charge; your entire investment goes to work immediately

► No deferred sales charge

► Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.

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Initial sales charges for class A and M shares

	Class A sales charge		Class M sales charge
	as a percentage of*:		as a percentage of*:

Amount of purchase	Net amount	Offering	Net amount	Offering
at offering price ($)	invested	price**	invested	price**

Under 50,000	6.10%	5.75%	3.63%	3.50%
50,000 but under 100,000	4.71	4.50	2.56	2.50
100,000 but under 250,000	3.63	3.50	1.52	1.50
250,000 but under 500,000	2.56	2.50	1.01	1.00
500,000 but under 1,000,000	2.04	2.00	1.01	1.00
1,000,000 and above	NONE	NONE	NONE	NONE

* Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

** Offering price includes sales charge.

Reducing your class A or class M sales charge

Each fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts:”

► Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the current maximum public offering price of those shares.

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► Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

► Individual accounts

► Joint accounts

► Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

► Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

► Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at www.putnam.com/individual by selecting Mutual Funds, then Pricing policies, and in the SAI.

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► Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the appropriate fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. (See Policy on excessive short-term trading regarding sales or exchanges made within 7 days of purchase.) Payment for redemption may be delayed until the fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any subsequent exchanges among funds.

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► Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.

► Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge and short-term trading fee.

By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.

By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.

Via the Internet. You may also exchange shares via the Internet at www.putnam.com/individual.

► Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of a fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

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► Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

The funds also reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares:

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule.

Year after purchase	1	2	3	4	5	6	7+

Charge	5%	4%	3%	3%	2%	1%	0%

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A different CDSC may apply to class A shares purchased before August 1, 2008 and redeemed within 18 months of purchase. Please see the SAI for more information. A deferred sales charge of 0.65% may apply to

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class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

► Payment information. A fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks. Redemption proceeds may be paid in securities or other property rather than in cash if Putnam determines it is in the best interest of the fund.

► Redemption by a fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), a fund may redeem your shares without your permission and send you the proceeds. To the extent permitted by applicable law, each fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

► Risks of excessive short-term trading. Excessive short-term trading activity may reduce a fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing each fund’s expenses and diluting a fund’s net asset value. Depending on the size and frequency of short-term trades in each fund’s shares, the fund may experience increased cash volatility, which could require each fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase each fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from a fund.

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When an underlying fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

When an underlying fund invests in securities that may trade infrequently or may be more difficult to value, such as securities of smaller companies or lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the markets for securities of smaller companies and lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because securities of smaller companies may be less liquid than securities of larger companies and because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading).

A target date fund may be adversely affected when an underlying fund in which it invests is harmed by excessive short-term trading.

► Fund policies. In order to protect the interests of long-term shareholders of each fund, Putnam Management and the funds’ Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Each fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity

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in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

► Short-term trading fee. Each fund will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. The short-term trading fee will not apply in certain circumstances, such as redemptions in the event of shareholder death or post-purchase disability, redemptions from certain omnibus accounts, redemptions made as part of a systematic withdrawal plan, and redemptions in connection with periodic portfolio rebalancings of certain wrap accounts or automatic rebalancing arrangements entered into by Putnam Retail Management and a dealer. The fee will not apply to shares sold or exchanged by a Section 529 college savings plan or a Putnam fund-of-funds, or to redemptions for the purpose of paying benefits pursuant to tax-qualified retirement plans. In addition, for investors in defined contribution plans administered by Putnam, the short-term trading fee applies only to exchanges of shares purchased by exchange, and will not apply to redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor and redemptions of shares purchased in connection with loan repayments. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess each fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, each fund’s short-term trading fee.

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► Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to monitor activity in retail customer accounts for which Putnam Investor Services maintains records. This review is based on each fund’s internal parameters for detecting excessive short-term trading, which consider the number of “round trip” transactions above a specified dollar amount within a specified period of time. These parameters may change from time to time. If a monitored account engages in short-term trading that Putnam Management or the fund considers to be excessive or inappropriate, Putnam Management will issue the investor and his or her financial intermediary, if any, a written warning. Continued excessive short-term trading activity by an investor or intermediary that has received a warning may lead to the termination of the exchange privilege. The fund also reserves the right to terminate the exchange privilege without a warning. In addition, Putnam Management will also communicate instances of excessive short-term trading to the compliance staff of an investor’s broker, if one is identified.

► Account restrictions. In addition to enforcing these exchange parameters, Putnam Management and each fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or each fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require further trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

► Limitations on the fund’s policies. There is no guarantee that a fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to

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sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the funds. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficialowner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, a fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financialfirms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, each fund has adopted distribution (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as described in the section Costs associated

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with your investment. Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

► Distribution (12b-1) plans. Each fund’s 12b-1 plan provides for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25% ,0.75% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

► Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading Costs associated with your investment at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of a fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading Costs associated with your investment.

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that

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dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis. These payments are made for marketing support services provided by the dealers, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant record-keeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive additional payments from a fund’s transfer agent in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. These payments are not expected, with certain exceptions for affiliated and unaffiliated entities noted in the SAI, to exceed 0.13% of the total assets of such

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shareholders or plan participants in the fund or other Putnam funds on an annual basis. See the discussion in the SAI under the heading Management — Investor Servicing Agent for more details.

You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2007 in the SAI, which is on file with the SEC and is also available on Putnam’s website at www.putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

Fund distributions and taxes

Each fund except the Maturity Fund distributes any net investment income and any net realized capital gains annually. The Maturity Fund declares a dividend monthly based on our projections of its estimated net income and normally distributes any net investment income monthly and any net realized capital gains annually.

You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from a fund. Generally, periodic distributions from a fund to the plan are reinvested in additional fund shares, although the plan

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may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than by how long you have owned your shares. Properly designated distributions of gains from investments that the funds owned for more than one year are taxable as long-term capital gains. Distributions of gains from investments that the funds owned for one year or less and gains on the sale of bonds characterized as market discount are taxable as ordinary income. Properly designated distributions of “qualified dividend income” are taxable at the rate applicable to long-term capital gains provided that both you and the fund meet certain holding period and other requirements. Distributions are taxable in this manner whether you receive them in cash or reinvest them in additional shares of your fund or other Putnam funds.

Distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a fund) from such a plan.

Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before a fund makes a distribution, because doing so may cost you money in taxes. Contact your financial representative or Putnam to find out the distribution schedule for your fund.

Distributions are taxable to you even if they are paid from income or gains earned by the funds before your investment (and thus were included in the price you paid).

70   P R O S P E C T U S

The use of a fund-of-funds structure could affect the amount, timing and character of distributions from the funds, and therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The above is a general summary of the tax implications of investing in a fund. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from each fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

71   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2050 Fund

Class A
July 31, 2008	$63.60	.63 [d]	(8.57)	(7.94)	(1.53)	(6.60)	(8.13)	—	$47.53	(14.25)	$7,132	.35 [d]	1.13 [d]	151.28
July 31, 2007	56.44	.52 [d]	8.65	9.17	(.99)	(1.02)	(2.01)	— [e]	63.60	16.35	10,042	.34 [d]	.81 [d]	67.99
July 31, 2006	54.36	.48 [d,f]	3.33	3.81	(.80)	(.93)	(1.73)	— [e]	56.44	7.07	2,852	.35 [d]	.86 [d,f]	96.90
July 31, 2005**	50.00	(.01) [d]	4.37	4.36	—	—	—	—	54.36	8.72 *	274	.09 *[d]	(.02) *[d]	24.76 *

Class B
July 31, 2008	$63.12	.17 [d]	(8.50)	(8.33)	(1.07)	(6.60)	(7.67)	—	$47.12	(14.91)	$119	1.10 [d]	.31 [d]	151.28
July 31, 2007	56.18	.07 [d]	8.59	8.66	(.70)	(1.02)	(1.72)	— [e]	63.12	15.50	143	1.09 [d]	.12 [d]	67.99
July 31, 2006	54.25	.24 [d,f]	3.14	3.38	(.52)	(.93)	(1.45)	— [e]	56.18	6.26	45	1.10 [d]	.43 [d,f]	96.90
July 31, 2005**	50.00	(.08) [d]	4.33	4.25	—	—	—	—	54.25	8.50 *	31	.28 *[d]	(.16) *[d]	24.76 *

Class C
July 31, 2008	$63.43	.15 [d]	(8.47)	(8.32)	(1.37)	(6.60)	(7.97)	—	$47.14	(14.90)	$34	1.10 [d]	.29 [d]	151.28
July 31, 2007	56.21	(.29) [d]	8.96	8.67	(.43)	(1.02)	(1.45)	— [e]	63.43	15.49	16	1.09 [d]	(.44) [d]	67.99
July 31, 2006	54.25	.73 [d,f]	2.66	3.39	(.50)	(.93)	(1.43)	— [e]	56.21	6.29	1	1.10 [d]	1.31 [d,f]	96.90
July 31, 2005**	50.00	(.08) [d]	4.33	4.25	—	—	—	—	54.25	8.50 *	4	.28 *[d]	(.16) *[d]	24.76 *

Class M
July 31, 2008	$63.41	.29 [d]	(8.49)	(8.20)	(1.34)	(6.60)	(7.94)	—	$47.27	(14.69)	$36	.85 [d]	.54 [d]	151.28
July 31, 2007	56.28	(.07) [d]	8.88	8.81	(.66)	(1.02)	(1.68)	— [e]	63.41	15.74	29	.84 [d]	(.11) [d]	67.99
July 31, 2006	54.28	.45 [d,f]	3.07	3.52	(.59)	(.93)	(1.52)	— [e]	56.28	6.52	3	.85 [d]	.78 [d,f]	96.90
July 31, 2005**	50.00	(.05) [d]	4.33	4.28	—	—	—	—	54.28	8.56 *	3	.22 *[d]	(.09) *[d]	24.76 *

Class R
July 31, 2008	$63.42	.39 [d]	(8.44)	(8.05)	(1.50)	(6.60)	(8.10)	—	$47.27	(14.47)	$150	.60 [d]	.73 [d]	151.28
July 31, 2007	56.37	.24 [d]	8.76	9.00	(.93)	(1.02)	(1.95)	— [e]	63.42	16.08	66	.59 [d]	.38 [d]	67.99
July 31, 2006	54.32	.22 [d,f]	3.43	3.65	(.67)	(.93)	(1.60)	— [e]	56.37	6.75	10	.60 [d]	.40 [d,f]	96.90
July 31, 2005**	50.00	(.02) [d]	4.34	4.32	—	—	—	—	54.32	8.64 *	1	.15 *[d]	(.04) *[d]	24.76 *

Class Y
July 31, 2008	$63.84	.71 [d]	(8.54)	(7.83)	(1.69)	(6.60)	(8.29)	—	$47.72	(14.04)	$3,417	.10 [d]	1.26 [d]	151.28
July 31, 2007	56.57	.58 [d]	8.77	9.35	(1.06)	(1.02)	(2.08)	— [e]	63.84	16.65	5,128	.09 [d]	.90 [d]	67.99
July 31, 2006	54.38	.62 [d,f]	3.34	3.96	(.84)	(.93)	(1.77)	— [e]	56.57	7.34	1,047	.10 [d]	1.09 [d,f]	96.90
July 31, 2005**	50.00	.03 [d]	4.35	4.38	—	—	—	—	54.38	8.76 *	134	.03 *[d]	.05 *[d]	24.76 *

See page 92 for Notes to Financial Highlights.

72	P R O S P E C T U S	73	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value,	end value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2045 Fund

Class A
July 31, 2008	$79.24	.77 [d]	(9.11)	(8.34)	(2.79)	(16.76)	(19.55)	— [e]	$51.35	(13.88)	$14,332	.34 [d]	1.21 [d]	133.74
July 31, 2007	72.28	.74 [d]	10.94	11.68	(1.32)	(3.40)	(4.72)	— [e]	79.24	16.36	22,590	.33 [d]	.93 [d]	78.06
July 31, 2006	70.75	.83 [d,f]	4.42	5.25	(1.20)	(2.52)	(3.72)	— [e]	72.28	7.50	15,085	.35 [d]	1.14 [d,f]	55.76
July 31, 2005***	63.42	.28 [d]	7.63	7.91	(.58)	—	(.58)	—	70.75	12.51 *	8,136	.26 *[d]	.41 *[d]	42.17 *

Class B
July 31, 2008	$76.34	.27 [d]	(8.68)	(8.41)	(2.38)	(16.76)	(19.14)	— [e]	$48.79	(14.52)	$158	1.09 [d]	.45 [d]	133.74
July 31, 2007	69.98	.12 [d]	10.60	10.72	(.96)	(3.40)	(4.36)	— [e]	76.34	15.49	158	1.08 [d]	.16 [d]	78.06
July 31, 2006	68.83	(.01) [d,f]	4.59	4.58	(.91)	(2.52)	(3.43)	— [e]	69.98	6.71	81	1.10 [d]	(.01) [d,f]	55.76
July 31, 2005***	62.00	(.24) [d]	7.58	7.34	(.51)	—	(.51)	—	68.83	11.87 *	17	.82 *[d]	(.37) *[d]	42.17 *

Class C
July 31, 2008	$76.85	.23 [d]	(8.71)	(8.48)	(2.40)	(16.76)	(19.16)	— [e]	$49.21	(14.52)	$20	1.09 [d]	.40 [d]	133.74
July 31, 2007	70.27	.09 [d]	10.67	10.76	(.78)	(3.40)	(4.18)	— [e]	76.85	15.48	17	1.08 [d]	.12 [d]	78.06
July 31, 2006	68.84	.32 [d,f]	4.26	4.58	(.63)	(2.52)	(3.15)	— [e]	70.27	6.70	9	1.10 [d]	.46 [d,f]	55.76
July 31, 2005***	62.00	(.26) [d]	7.61	7.35	(.51)	—	(.51)	—	68.84	11.89 *	10	.82 *[d]	(.39) *[d]	42.17 *

Class M
July 31, 2008	$77.20	.07 [d]	(8.66)	(8.59)	(1.04)	(16.76)	(17.80)	.02	$50.83	(14.29)	$7	.84 [d]	.13 [d]	133.74
July 31, 2007	70.38	.42 [d]	10.57	10.99	(.77)	(3.40)	(4.17)	— [e]	77.20	15.79	1	.83 [d]	.54 [d]	78.06
July 31, 2006	68.94	.51 [d,f]	4.26	4.77	(.81)	(2.52)	(3.33)	— [e]	70.38	6.97	8	.85 [d]	.72 [d,f]	55.76
July 31, 2005***	62.00	(.06) [d]	7.54	7.48	(.54)	—	(.54)	—	68.94	12.09 *	9	.64 *[d]	(.09) *[d]	42.17 *

Class R
July 31, 2008	$80.59	.50 [d]	(9.18)	(8.68)	(2.78)	(16.76)	(19.54)	.01	$52.38	(14.08)	$364	.59 [d]	.82 [d]	133.74
July 31, 2007	73.67	.42 [d]	11.28	11.70	(1.38)	(3.40)	(4.78)	— [e]	80.59	16.09	193	.58 [d]	.52 [d]	78.06
July 31, 2006 (1)	72.20	(.06) [d,f]	1.53	1.47	—	—	—	— [e]	73.67	2.04 *	19	.36 *[d]	(.09) *[d,f]	55.76
December 19, 2005 (2)	69.06	1.48 [d]	1.66	3.14	—	—	—	—	72.20	4.55 *	—	.23 *[d]	2.12 d*	36.08 *
July 31, 2005***	62.00	.30 [d]	7.32	7.62	(.56)	—	(.56)	—	69.06	12.33 *	1	.45 *[d]	.45 *[d]	42.17 *

Class Y
July 31, 2008	$87.06	.93 [d]	(10.16)	(9.23)	(3.02)	(16.76)	(19.78)	— [e]	$58.05	(13.66)	$7,181	.09 [d]	1.29 [d]	133.74
July 31, 2007	78.94	1.08 [d]	11.90	12.98	(1.46)	(3.40)	(4.86)	— [e]	87.06	16.66	12,015	.08 [d]	1.25 [d]	78.06
July 31, 2006	76.88	1.09 [d,f]	4.82	5.91	(1.33)	(2.52)	(3.85)	— [e]	78.94	7.77	10,378	.10 [d]	1.37 [d,f]	36.08
July 31, 2005***	68.76	.46 [d]	8.26	8.72	(.60)	—	(.60)	—	76.88	12.72 *	7,926	.07 *[d]	.63 *[d]	42.17 *

See page 92 for Notes to Financial Highlights.

74	P R O S P E C T U S	75	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value,	end value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2040 Fund

Class A
July 31, 2008	$78.37	.93 [d]	(9.18)	(8.25)	(2.79)	(14.77)	(17.56)	— [e]	$52.56	(13.48)	$20,919	.34 [d]	1.44 [d]	133.96
July 31, 2007	72.11	.87 [d]	10.34	11.21	(1.39)	(3.56)	(4.95)	— [e]	78.37	15.77	30,802	.33 [d]	1.11 [d]	60.17
July 31, 2006	70.81	.89 [d,f]	4.28	5.17	(1.18)	(2.69)	(3.87)	— [e]	72.11	7.38	21,829	.35 [d]	1.24 [d,f]	54.52
July 31, 2005***	63.50	.32 [d]	7.51	7.83	(.52)	—	(.52)	— [e]	70.81	12.37 *	12,230	.26 *[d]	.48 *[d]	39.79 *

Class B
July 31, 2008	$75.43	.30 [d]	(8.64)	(8.34)	(2.25)	(14.77)	(17.02)	— [e]	$50.07	(14.12)	$338	1.09 [d]	.50 [d]	133.96
July 31, 2007	69.82	.23 [d]	10.04	10.27	(1.10)	(3.56)	(4.66)	— [e]	75.43	14.91	278	1.08 [d]	.30 [d]	60.17
July 31, 2006	68.82	.15 [d,f]	4.34	4.49	(.80)	(2.69)	(3.49)	— [e]	69.82	6.58	127	1.10 [d]	.22 [d,f]	54.52
July 31, 2005***	62.00	(.25) [d]	7.52	7.27	(.45)	—	(.45)	— [e]	68.82	11.75 *	37	.82 *[d]	(.38) *[d]	39.79 *

Class C
July 31, 2008	$75.69	.34 [d]	(8.67)	(8.33)	(2.58)	(14.77)	(17.35)	— [e]	$50.01	(14.11)	$30	1.09 [d]	.57 [d]	133.96
July 31, 2007	70.00	.03 [d]	10.28	10.31	(1.06)	(3.56)	(4.62)	— [e]	75.69	14.92	18	1.08 [d]	.05 [d]	60.17
July 31, 2006	68.83	.32 [d,f]	4.18	4.50	(.64)	(2.69)	(3.33)	— [e]	70.00	6.60	2	1.10 [d]	.46 [d,f]	54.52
July 31, 2005***	62.00	.06 [d]	7.22	7.28	(.45)	—	(.45)	— [e]	68.83	11.77 *	1	.82 *[d]	.09 *[d]	39.79 *

Class M
July 31, 2008	$75.81	.53 [d]	(8.78)	(8.25)	(2.29)	(14.77)	(17.06)	— [e]	$50.50	(13.90)	$9	.84 [d]	.88 [d]	133.96
July 31, 2007	70.03	.57 [d]	9.93	10.50	(1.16)	(3.56)	(4.72)	— [e]	75.81	15.19	14	.83 [d]	.76 [d]	60.17
July 31, 2006	68.88	.45 [d,f]	4.22	4.67	(.83)	(2.69)	(3.52)	— [e]	70.03	6.85	23	.85 [d]	.64 [d,f]	54.52
July 31, 2005***	62.00	.07 [d]	7.33	7.40	(.52)	—	(.52)	— [e]	68.88	11.96 *	11	.64 *[d]	.11 *[d]	39.79 *

Class R
July 31, 2008	$79.90	.60 [d]	(9.20)	(8.60)	(2.81)	(14.77)	(17.58)	— [e]	$53.72	(13.68)	$499	.59 [d]	.98 [d]	133.96
July 31, 2007	73.56	.61 [d]	10.63	11.24	(1.34)	(3.56)	(4.90)	— [e]	79.90	15.49	158	.58 [d]	.75 [d]	60.17
July 31, 2006 (1)	72.11	.04 [d,f]	1.41	1.45	—	—	—	— [e]	73.56	2.01 *	46	.36 *[d]	.05 *[d,f]	54.52
December 19, 2005 (2)	69.04	1.47 [d]	1.60	3.07	—	—	—	—	72.11	4.45 *	—	.23 *[d]	2.10 *[d]	39.73 *
July 31, 2005***	62.00	.31 [d]	7.23	7.54	(.50)	—	(.50)	— [e]	69.04	12.20 *	1	.45 *[d]	.47 *[d]	39.79 *

Class Y
July 31, 2008	$85.80	1.09 [d]	(10.15)	(9.06)	(3.01)	(14.77)	(17.78)	— [e]	$58.96	(13.26)	$9,917	.09 [d]	1.50 [d]	133.96
July 31, 2007	78.47	1.19 [d]	11.24	12.43	(1.54)	(3.56)	(5.10)	— [e]	85.80	16.06	16,298	.08 [d]	1.39 [d]	60.17
July 31, 2006	76.67	1.15 [d,f]	4.65	5.80	(1.31)	(2.69)	(4.00)	— [e]	78.47	7.66	12,548	.10 [d]	1.46 [d,f]	54.52
July 31, 2005***	68.61	.50 [d]	8.10	8.60	(.54)	—	(.54)	— [e]	76.67	12.58 *	8,983	.07 *[d]	.68 *[d]	39.79 *

See page 92 for Notes to Financial Highlights.

76	P R O S P E C T U S	77	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2035 Fund

Class A
July 31, 2008	$75.48	1.03 [d]	(8.57)	(7.54)	(2.81)	(14.03)	(16.84)	— [e]	$51.10	(12.79)	$29,945	.34 [d]	1.65 [d]	126.79
July 31, 2007	70.33	.98 [d]	9.53	10.51	(1.46)	(3.90)	(5.36)	— [e]	75.48	15.18	43,169	.33 [d]	1.30 [d]	58.16
July 31, 2006	69.50	1.00 [d,f]	3.73	4.73	(1.25)	(2.65)	(3.90)	— [e]	70.33	6.87	31,513	.35 [d]	1.41 [d,f]	51.70
July 31, 2005***	62.61	.38 [d]	6.96	7.34	(.45)	—	(.45)	—	69.50	11.76 *	21,274	.26 *[d]	.58 *[d]	36.45 *

Class B
July 31, 2008	$72.25	.49 [d]	(8.08)	(7.59)	(2.38)	(14.03)	(16.41)	— [e]	$48.25	(13.46)	$486	1.09 [d]	.85 [d]	126.79
July 31, 2007	67.68	.40 [d]	9.16	9.56	(1.09)	(3.90)	(4.99)	— [e]	72.25	14.32	510	1.08 [d]	.55 [d]	58.16
July 31, 2006	67.35	.38 [d,f]	3.68	4.06	(1.08)	(2.65)	(3.73)	— [e]	67.68	6.08	308	1.10 [d]	.55 [d,f]	51.70
July 31, 2005***	61.00	(.08) [d]	6.87	6.79	(.44)	—	(.44)	—	67.35	11.15 *	67	.82 *[d]	(.13) *[d]	36.45 *

Class C
July 31, 2008	$72.42	.45 [d]	(8.05)	(7.60)	(2.45)	(14.03)	(16.48)	— [e]	$48.34	(13.45)	$108	1.09 [d]	.78 [d]	126.79
July 31, 2007	68.13	.42 [d]	9.19	9.61	(1.42)	(3.90)	(5.32)	— [e]	72.42	14.31	83	1.08 [d]	.58 [d]	58.16
July 31, 2006	67.41	.18 [d,f]	3.92	4.10	(.73)	(2.65)	(3.38)	— [e]	68.13	6.13	7	1.10 [d]	.26 [d,f]	51.70
July 31, 2005***	61.00	.10 [d]	6.69	6.79	(.38)	—	(.38)	—	67.41	11.15 *	1	.82 *[d]	.15 *[d]	36.45 *

Class M
July 31, 2008	$72.84	.63 [d]	(8.14)	(7.51)	(2.49)	(14.03)	(16.52)	— [e]	$48.81	(13.23)	$53	.84 [d]	1.08 [d]	126.79
July 31, 2007	68.10	.54 [d]	9.26	9.80	(1.16)	(3.90)	(5.06)	— [e]	72.84	14.60	63	.83 [d]	.74 [d]	58.16
July 31, 2006	67.47	.56 [d,f]	3.69	4.25	(.97)	(2.65)	(3.62)	— [e]	68.10	6.35	37	.85 [d]	.82 [d,f]	51.70
July 31, 2005***	61.00	(.01) [d]	6.92	6.91	(.44)	—	(.44)	—	67.47	11.35 *	20	.64 *[d]	(.02) *[d]	36.45 *

Class R
July 31, 2008	$74.06	.74 [d]	(8.23)	(7.49)	(2.79)	(14.03)	(16.82)	— [e]	$49.75	(13.01)	$500	.59 [d]	1.28 [d]	126.79
July 31, 2007	69.31	.63 [d]	9.53	10.16	(1.51)	(3.90)	(5.41)	— [e]	74.06	14.89	302	.58 [d]	.83 [d]	58.16
July 31, 2006	67.61	.65 [d,f]	3.70	4.35	—	(2.65)	(2.65)	— [e]	69.31	6.48	25	.60 [d]	.96 [d,f]	51.70
July 31, 2005***	61.00	.35 [d]	6.70	7.05	(.44)	—	(.44)	—	67.61	11.58 *	1	.45 *[d]	.52 *[d]	36.45 *

Class Y
July 31, 2008	$82.84	1.24 [d]	(9.55)	(8.31)	(3.02)	(14.03)	(17.05)	— [e]	$57.48	(12.61)	$17,989	.09 [d]	1.77 [d]	126.79
July 31, 2007	76.67	1.30 [d]	10.38	11.68	(1.61)	(3.90)	(5.51)	— [e]	82.84	15.47	29,456	.08 [d]	1.57 [d]	58.16
July 31, 2006	75.37	1.25 [d,f]	4.09	5.34	(1.39)	(2.65)	(4.04)	— [e]	76.67	7.16	26,650	.10 [d]	1.63 [d,f]	51.70
July 31, 2005***	67.76	.56 [d]	7.52	8.08	(.47)	—	(.47)	—	75.37	11.96 *	20,730	.07 *[d]	.77 *[d]	36.45 *

See page 92 for Notes to Financial Highlights.

78	P R O S P E C T U S	79	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)

Putnam RetirementReady 2030 Fund

Class A
July 31, 2008	$74.13	1.18 [d]	(8.12)	(6.94)	(2.82)	(13.78)	(16.60)	— [e]	$50.59	(12.03)	$38,938	.34 [d]	1.93 [d]	122.17
July 31, 2007	69.46	1.11 [d]	8.84	9.95	(1.52)	(3.76)	(5.28)	— [e]	74.13	14.57	55,378	.32 [d]	1.50 [d]	65.00
July 31, 2006	68.65	1.10 [d,f]	3.36	4.46	(1.28)	(2.37)	(3.65)	— [e]	69.46	6.57	46,153	.35 [d]	1.57 [d,f]	48.81
July 31, 2005***	62.16	.44 [d]	6.47	6.91	(.42)	—	(.42)	—	68.65	11.14 *	32,720	.26 *[d]	.66 *[d]	34.59 *

Class B
July 31, 2008	$71.81	.61 [d]	(7.74)	(7.13)	(2.33)	(13.78)	(16.11)	— [e]	$48.57	(12.70)	$687	1.09 [d]	1.07 [d]	122.17
July 31, 2007	67.56	.53 [d]	8.60	9.13	(1.12)	(3.76)	(4.88)	— [e]	71.81	13.70	609	1.07 [d]	.74 [d]	65.00
July 31, 2006	67.07	.59 [d,f]	3.25	3.84	(.98)	(2.37)	(3.35)	— [e]	67.56	5.77	302	1.10 [d]	.86 [d,f]	48.81
July 31, 2005***	61.00	(.13) [d]	6.55	6.42	(.35)	—	(.35)	—	67.07	10.54 *	225	.82 *[d]	(.20) *[d]	34.59 *

Class C
July 31, 2008	$72.17	.59 [d]	(7.77)	(7.18)	(2.43)	(13.78)	(16.21)	— [e]	$48.78	(12.72)	$118	1.09 [d]	1.03 [d]	122.17
July 31, 2007	67.43	.33 [d]	8.80	9.13	(.63)	(3.76)	(4.39)	— [e]	72.17	13.71	90	1.07 [d]	.45 [d]	65.00
July 31, 2006	67.06	.64 [d,f]	3.20	3.84	(1.10)	(2.37)	(3.47)	— [e]	67.43	5.77	43	1.10 [d]	.95 [d,f]	48.81
July 31, 2005***	61.00	(.06) [d]	6.47	6.41	(.35)	—	(.35)	—	67.06	10.52 *	22	.82 *[d]	(.10) *[d]	34.59 *

Class M
July 31, 2008	$71.92	.80 [d]	(7.80)	(7.00)	(2.49)	(13.78)	(16.27)	— [e]	$48.65	(12.49)	$691	.84 [d]	1.38 [d]	122.17
July 31, 2007	67.73	.75 [d]	8.58	9.33	(1.38)	(3.76)	(5.14)	— [e]	71.92	13.99	776	.82 [d]	1.04 [d]	65.00
July 31, 2006	67.14	.37 [d,f]	3.64	4.01	(1.05)	(2.37)	(3.42)	— [e]	67.73	6.03	604	.85 [d]	.54 [d,f]	48.81
July 31, 2005***	61.00	.02 [d]	6.52	6.54	(.40)	—	(.40)	—	67.14	10.74 *	43	.64 *[d]	.03 *[d]	34.59 *

Class R
July 31, 2008	$72.08	.87 [d]	(7.71)	(6.84)	(2.83)	(13.78)	(16.61)	— [e]	$48.63	(12.28)	$704	.59 [d]	1.57 [d]	122.17
July 31, 2007	67.75	.80 [d]	8.72	9.52	(1.43)	(3.76)	(5.19)	— [e]	72.08	14.27	246	.57 [d]	1.10 [d]	65.00
July 31, 2006	67.27	.87 [d,f]	3.31	4.18	(1.33)	(2.37)	(3.70)	— [e]	67.75	6.29	81	.60 [d]	1.28 [d,f]	48.81
July 31, 2005***	61.00	.39 [d]	6.28	6.67	(.40)	—	(.40)	—	67.27	10.96 *	1	.45 *[d]	.58 *[d]	34.59 *

Class Y
July 31, 2008	$80.65	1.41 [d]	(8.97)	(7.56)	(3.03)	(13.78)	(16.81)	— [e]	$56.28	(11.84)	$25,779	.09 [d]	2.09 [d]	122.17
July 31, 2007	75.11	1.43 [d]	9.54	10.97	(1.67)	(3.76)	(5.43)	— [e]	80.65	14.85	36,228	.07 [d]	1.78 [d]	65.00
July 31, 2006	73.90	1.35 [d,f]	3.65	5.00	(1.42)	(2.37)	(3.79)	— [e]	75.11	6.84	42,547	.10 [d]	1.79 [d,f]	48.81
July 31, 2005***	66.78	.57 [d]	6.99	7.56	(.44)	—	(.44)	—	73.90	11.35 *	37,340	.07 *[d]	.81 *[d]	34.59 *

See page 92 for Notes to Financial Highlights.

80	P R O S P E C T U S	81	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2025 Fund

Class A
July 31, 2008	$77.02	1.40 [d]	(8.03)	(6.63)	(2.91)	(14.09)	(17.00)	— [e]	$53.39	(11.07)	$46,218	.34 [d]	2.18 [d]	118.18
July 31, 2007	72.98	1.29 [d]	8.69	9.98	(1.64)	(4.30)	(5.94)	— [e]	77.02	13.91	68,996	.32 [d]	1.67 [d]	62.81
July 31, 2006	72.26	1.27 [d,f]	3.15	4.42	(1.36)	(2.34)	(3.70)	— [e]	72.98	6.19	61,670	.35 [d]	1.74 [d,f]	53.14
July 31, 2005***	65.75	.52 [d]	6.39	6.91	(.40)	—	(.40)	— [e]	72.26	10.53 *	48,529	.26 *[d]	.75 *[d]	25.48 *

Class B
July 31, 2008	$73.72	.84 [d]	(7.58)	(6.74)	(2.44)	(14.09)	(16.53)	— [e]	$50.45	(11.74)	$928	1.09 [d]	1.40 [d]	118.18
July 31, 2007	70.26	.67 [d]	8.37	9.04	(1.28)	(4.30)	(5.58)	— [e]	73.72	13.06	1,144	1.07 [d]	.90 [d]	62.81
July 31, 2006	69.94	.59 [d,f]	3.16	3.75	(1.09)	(2.34)	(3.43)	— [e]	70.26	5.40	717	1.10 [d]	.84 [d,f]	53.14
July 31, 2005***	64.00	(.05) [d]	6.38	6.33	(.39)	—	(.39)	— [e]	69.94	9.91 *	211	.82 *[d]	(.08) *[d]	25.48 *

Class C
July 31, 2008	$73.99	.83 [d]	(7.60)	(6.77)	(2.48)	(14.09)	(16.57)	— [e]	$50.65	(11.74)	$151	1.09 [d]	1.39 [d]	118.18
July 31, 2007	70.43	.68 [d]	8.39	9.07	(1.21)	(4.30)	(5.51)	— [e]	73.99	13.07	181	1.07 [d]	.91 [d]	62.81
July 31, 2006	70.00	.53 [d,f]	3.22	3.75	(.98)	(2.34)	(3.32)	— [e]	70.43	5.41	103	1.10 [d]	.74 [d,f]	53.14
July 31, 2005***	64.00	(.04) [d]	6.36	6.32	(.32)	—	(.32)	— [e]	70.00	9.89 *	45	.82 *[d]	(.05) *[d]	25.48 *

Class M
July 31, 2008	$74.22	1.01 [d]	(7.66)	(6.65)	(2.56)	(14.09)	(16.65)	— [e]	$50.92	(11.53)	$120	.84 [d]	1.67 [d]	118.18
July 31, 2007	70.55	.87 [d]	8.40	9.27	(1.30)	(4.30)	(5.60)	— [e]	74.22	13.34	295	.82 [d]	1.16 [d]	62.81
July 31, 2006	70.06	.84 [d,f]	3.09	3.93	(1.10)	(2.34)	(3.44)	— [e]	70.55	5.66	264	.85 [d]	1.19 [d,f]	53.14
July 31, 2005***	64.00	.11 [d]	6.35	6.46	(.40)	—	(.40)	— [e]	70.06	10.12 *	173	.64 *[d]	.17 *[d]	25.48 *

Class R
July 31, 2008	$74.22	1.02 [d]	(7.49)	(6.47)	(2.89)	(14.09)	(16.98)	— [e]	$50.77	(11.30)	$697	.59 [d]	1.77 [d]	118.18
July 31, 2007	70.70	.98 [d]	8.50	9.48	(1.66)	(4.30)	(5.96)	— [e]	74.22	13.64	284	.57 [d]	1.31 [d]	62.81
July 31, 2006	70.21	.65 [d,f]	3.47	4.12	(1.29)	(2.34)	(3.63)	— [e]	70.70	5.93	111	.60 [d]	.97 [d,f]	53.14
July 31, 2005***	64.00	.42 [d]	6.17	6.59	(.38)	—	(.38)	— [e]	70.21	10.31 *	1	.45 *[d]	.64 *d	25.48 *

Class Y
July 31, 2008	$77.39	1.50 [d]	(8.00)	(6.50)	(3.13)	(14.09)	(17.22)	— [e]	$53.67	(10.85)	$34,366	.09 [d]	2.32 [d]	118.18
July 31, 2007	73.28	1.52 [d]	8.70	10.22	(1.81)	(4.30)	(6.11)	— [e]	77.39	14.20	51,638	.07 [d]	1.96 [d]	62.81
July 31, 2006	72.50	1.42 [d,f]	3.21	4.63	(1.51)	(2.34)	(3.85)	— [e]	73.28	6.47	59,810	.10 [d]	1.93 [d,f]	53.14
July 31, 2005***	65.87	.63 [d]	6.42	7.05	(.42)	—	(.42)	— [e]	72.50	10.72 *	60,668	.07 *[d]	.90 *[d]	25.48 *

See page 92 for Notes to Financial Highlights.

82	P R O S P E C T U S	83	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2020 Fund

Class A
July 31, 2008	$69.20	1.55 [d]	(6.89)	(5.34)	(2.68)	(10.11)	(12.79)	— [e]	$51.07	(9.55)	$53,340	.34 [d]	2.58 [d]	115.17
July 31, 2007	66.20	1.39 [d]	6.67	8.06	(1.68)	(3.38)	(5.06)	— [e]	69.20	12.36	88,759	.32 [d]	1.99 [d]	56.03
July 31, 2006	66.06	1.28 [d,f]	1.90	3.18	(1.33)	(1.71)	(3.04)	— [e]	66.20	4.86	81,232	.35 [d]	1.93 [d,f]	46.91
July 31, 2005***	60.69	.54 [d]	5.16	5.70	(.33)	—	(.33)	—	66.06	9.41 *	53,180	.26 *[d]	.85 *[d]	30.16 *

Class B
July 31, 2008	$67.43	.99 [d]	(6.63)	(5.64)	(2.25)	(10.11)	(12.36)	— [e]	$49.43	(10.26)	$794	1.09 [d]	1.75 [d]	115.17
July 31, 2007	64.77	.84 [d]	6.54	7.38	(1.34)	(3.38)	(4.72)	— [e]	67.43	11.53	750	1.07 [d]	1.23 [d]	56.03
July 31, 2006	64.94	.77 [d,f]	1.87	2.64	(1.10)	(1.71)	(2.81)	— [e]	64.77	4.08	543	1.10 [d]	1.18 [d,f]	46.91
July 31, 2005***	60.00	.08 [d]	5.18	5.26	(.32)	—	(.32)	—	64.94	8.79 *	241	.82 *[d]	.12 *[d]	30.16 *

Class C
July 31, 2008	$67.77	1.00 [d]	(6.66)	(5.66)	(2.30)	(10.11)	(12.41)	— [e]	$49.70	(10.24)	$236	1.09 [d]	1.77 [d]	115.17
July 31, 2007	64.89	.80 [d]	6.60	7.40	(1.14)	(3.38)	(4.52)	— [e]	67.77	11.53	178	1.07 [d]	1.16 [d]	56.03
July 31, 2006	64.97	.76 [d,f]	1.87	2.63	(1.00)	(1.71)	(2.71)	— [e]	64.89	4.06	109	1.10 [d]	1.16 [d,f]	46.91
July 31, 2005***	60.00	.08 [d]	5.19	5.27	(.30)	—	(.30)	—	64.97	8.79 *	61	.82 *[d]	.12 *[d]	30.16 *

Class M
July 31, 2008	$67.79	1.17 [d]	(6.69)	(5.52)	(2.43)	(10.11)	(12.54)	— [e]	$49.73	(10.03)	$440	.84 [d]	2.03 [d]	115.17
July 31, 2007	64.99	.99 [d]	6.60	7.59	(1.41)	(3.38)	(4.79)	— [e]	67.79	11.82	1,056	.82 [d]	1.44 [d]	56.03
July 31, 2006	65.05	.97 [d,f]	1.83	2.80	(1.15)	(1.71)	(2.86)	— [e]	64.99	4.34	535	.85 [d]	1.49 [d,f]	46.91
July 31, 2005***	60.00	.19 [d]	5.20	5.39	(.34)	—	(.34)	—	65.05	9.00 *	276	.64 *[d]	.30 *[d]	30.16 *

Class R
July 31, 2008	$67.88	1.20 [d]	(6.56)	(5.36)	(2.64)	(10.11)	(12.75)	— [e]	$49.77	(9.78)	$612	.59 [d]	2.17 [d]	115.17
July 31, 2007	65.08	1.16 [d]	6.60	7.76	(1.58)	(3.38)	(4.96)	— [e]	67.88	12.09	232	.57 [d]	1.69 [d]	56.03
July 31, 2006	65.23	1.18 [d,f]	1.81	2.99	(1.43)	(1.71)	(3.14)	— [e]	65.08	4.62	102	.60 [d]	1.81 [d,f]	46.91
July 31, 2005***	60.00	.44 [d]	5.10	5.54	(.31)	—	(.31)	—	65.23	9.25 *	1	.45 *[d]	.71 *[d]	30.16 *

Class Y
July 31, 2008	$74.57	1.80 [d]	(7.48)	(5.68)	(2.88)	(10.11)	(12.99)	— [e]	$55.90	(9.33)	$35,542	.09 [d]	2.76 [d]	115.17
July 31, 2007	70.95	1.69 [d]	7.14	8.83	(1.83)	(3.38)	(5.21)	— [e]	74.57	12.63	52,519	.07 [d]	2.26 [d]	56.03
July 31, 2006	70.54	1.56 [d,f]	2.03	3.59	(1.47)	(1.71)	(3.18)	— [e]	70.95	5.13	73,375	.10 [d]	2.18 [d,f]	46.91
July 31, 2005***	64.69	.68 [d]	5.52	6.20	(.35)	—	(.35)	—	70.54	9.60 *	66,682	.07 *[d]	1.01 *[d]	30.16 *

See page 92 for Notes to Financial Highlights.

84	P R O S P E C T U S	85	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2015 Fund

Class A
July 31, 2008	$67.89	1.99 [d]	(5.89)	(3.90)	(2.79)	(6.74)	(9.53)	— [e]	$54.46	(6.78)	$62,496	.34 [d]	3.25 [d]	108.96
July 31, 2007	65.72	1.74 [d]	4.98	6.72	(1.73)	(2.82)	(4.55)	— [e]	67.89	10.37	83,238	.32 [d]	2.55 [d]	68.94
July 31, 2006	67.28	1.54 [d,f]	.93	2.47	(1.60)	(2.43)	(4.03)	— [e]	65.72	3.71	66,033	.35 [d]	2.31 [d,f]	62.70
July 31, 2005***	62.62	.66 [d]	4.28	4.94	(.28)	—	(.28)	—	67.28	7.90 *	56,457	.26 *[d]	1.01 *[d]	26.37 *

Class B
July 31, 2008	$66.22	1.47 [d]	(5.72)	(4.25)	(2.29)	(6.74)	(9.03)	— [e]	$52.94	(7.48)	$465	1.09 [d]	2.48 [d]	108.96
July 31, 2007	64.39	1.20 [d]	4.88	6.08	(1.43)	(2.82)	(4.25)	— [e]	66.22	9.55	781	1.07 [d]	1.80 [d]	68.94
July 31, 2006	66.27	.95 [d,f]	1.00	1.95	(1.40)	(2.43)	(3.83)	— [e]	64.39	2.95	372	1.10 [d]	1.46 [d,f]	62.70
July 31, 2005***	62.00	.22 [d]	4.30	4.52	(.25)	—	(.25)	—	66.27	7.30 *	165	.82 *[d]	.35 *[d]	26.37 *

Class C
July 31, 2008	$66.35	1.44 [d]	(5.70)	(4.26)	(2.22)	(6.74)	(8.96)	— [e]	$53.13	(7.47)	$363	1.09 [d]	2.47 [d]	108.96
July 31, 2007	64.37	1.18 [d]	4.89	6.07	(1.27)	(2.82)	(4.09)	— [e]	66.35	9.54	168	1.07 [d]	1.77 [d]	68.94
July 31, 2006	66.25	1.01 [d,f]	.93	1.94	(1.39)	(2.43)	(3.82)	— [e]	64.37	2.93	231	1.10 [d]	1.56 [d,f]	62.70
July 31, 2005***	62.00	.25 [d]	4.28	4.53	(.28)	—	(.28)	—	66.25	7.32 *	90	.82 *[d]	.38 *[d]	26.37 *

Class M
July 31, 2008	$66.75	1.57 [d]	(5.69)	(4.12)	(2.50)	(6.74)	(9.24)	— [e]	$53.39	(7.24)	$499	.84 [d]	2.71 [d]	108.96
July 31, 2007	64.67	1.37 [d]	4.90	6.27	(1.37)	(2.82)	(4.19)	— [e]	66.75	9.82	156	.82 [d]	2.03 [d]	68.94
July 31, 2006	66.38	1.24 [d,f]	.87	2.11	(1.39)	(2.43)	(3.82)	— [e]	64.67	3.19	139	.85 [d]	1.89 [d,f]	62.70
July 31, 2005***	62.00	.35 [d]	4.30	4.65	(.27)	—	(.27)	—	66.38	7.52 *	142	.64 *[d]	.54 *[d]	26.37 *

Class R
July 31, 2008	$66.79	1.71 [d]	(5.69)	(3.98)	(2.76)	(6.74)	(9.50)	— [e]	$53.31	(7.02)	$340	.59 [d]	2.96 [d]	108.96
July 31, 2007	64.74	1.48 [d]	4.97	6.45	(1.58)	(2.82)	(4.40)	— [e]	66.79	10.09	112	.57 [d]	2.16 [d]	68.94
July 31, 2006	66.54	1.82 [d,f]	.50	2.32	(1.69)	(2.43)	(4.12)	— [e]	64.74	3.51	4	.60 [d]	2.82 [d,f]	62.70
July 31, 2005***	62.00	.55 [d]	4.25	4.80	(.26)	—	(.26)	—	66.54	7.75 *	1	.45 *[d]	.84 *[d]	26.37 *

Class Y
July 31, 2008	$68.18	2.15 [d]	(5.91)	(3.76)	(2.97)	(6.74)	(9.71)	— [e]	$54.71	(6.54)	$27,832	.09 [d]	3.47 [d]	108.96
July 31, 2007	65.95	1.90 [d]	5.01	6.91	(1.86)	(2.82)	(4.68)	— [e]	68.18	10.64	45,725	.07 [d]	2.78 [d]	68.94
July 31, 2006	67.48	1.67 [d,f]	.98	2.65	(1.75)	(2.43)	(4.18)	— [e]	65.95	3.97	63,487	.10 [d]	2.49 [d,f]	62.70
July 31, 2005***	62.71	.77 [d]	4.30	5.07	(.30)	—	(.30)	—	67.48	8.10 *	84,103	.07 *[d]	1.18 *[d]	26.37 *

See page 92 for Notes to Financial Highlights.

86	P R O S P E C T U S	87	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady 2010 Fund

Class A
July 31, 2008	$59.21	2.17 [d]	(4.48)	(2.31)	(2.73)	(2.91)	(5.64)	— [e]	$51.26	(4.40)	$23,725	.34 [d]	3.89 [d]	129.01
July 31, 2007	58.69	1.96 [d]	2.72	4.68	(2.08)	(2.08)	(4.16)	— [e]	59.21	8.11	40,696	.31 [d]	3.29 [d]	56.75
July 31, 2006	59.72	1.68 [d,f]	(.17)	1.51	(1.52)	(1.02)	(2.54)	— [e]	58.69	2.54	44,579	.34 [d]	2.84 [d,f]	61.79
July 31, 2005***	56.79	.73 [d]	2.42	3.15	(.22)	—	(.22)	—	59.72	5.55 *	39,291	.26 *[d]	1.26 *[d]	33.53 *

Class B
July 31, 2008	$57.84	1.69 [d]	(4.36)	(2.67)	(2.32)	(2.91)	(5.23)	— [e]	$49.94	(5.11)	$242	1.09 [d]	3.15 [d]	129.01
July 31, 2007	57.57	1.49 [d]	2.65	4.14	(1.79)	(2.08)	(3.87)	— [e]	57.84	7.29	253	1.06 [d]	2.55 [d]	56.75
July 31, 2006	58.59	1.20 [d,f]	(.15)	1.05	(1.05)	(1.02)	(2.07)	— [e]	57.57	1.78	228	1.09 [d]	2.08 [d,f]	61.79
July 31, 2005***	56.00	.37 [d]	2.42	2.79	(.20)	—	(.20)	—	58.59	4.98 *	84	.82 *[d]	.65 *[d]	33.53 *

Class C
July 31, 2008	$57.67	1.66 [d]	(4.31)	(2.65)	(2.38)	(2.91)	(5.29)	— [e]	$49.73	(5.11)	$307	1.09 [d]	3.12 [d]	129.01
July 31, 2007	57.30	1.49 [d]	2.63	4.12	(1.67)	(2.08)	(3.75)	— [e]	57.67	7.28	91	1.06 [d]	2.55 [d]	56.75
July 31, 2006	58.62	1.23 [d,f]	(.18)	1.05	(1.35)	(1.02)	(2.37)	— [e]	57.30	1.78	36	1.09 [d]	2.12 [d,f]	61.79
July 31, 2005***	56.00	.41 [d]	2.38	2.79	(.17)	—	(.17)	—	58.62	4.98 *	15	.82 *[d]	.71 *[d]	33.53 *

Class M
July 31, 2008	$57.85	1.80 [d]	(4.33)	(2.53)	(2.39)	(2.91)	(5.30)	— [e]	$50.02	(4.87)	$554	.84 [d]	3.35 [d]	129.01
July 31, 2007	57.46	1.63 [d]	2.65	4.28	(1.81)	(2.08)	(3.89)	— [e]	57.85	7.56	126	.81 [d]	2.79 [d]	56.75
July 31, 2006	58.73	1.38 [d,f]	(.18)	1.20	(1.45)	(1.02)	(2.47)	— [e]	57.46	2.03	124	.84 [d]	2.39 [d,f]	61.79
July 31, 2005***	56.00	.56 [d]	2.34	2.90	(.17)	—	(.17)	—	58.73	5.19 *	55	.64 *[d]	.97 *[d]	33.53 *

Class R
July 31, 2008	$58.00	1.93 [d]	(4.32)	(2.39)	(2.64)	(2.91)	(5.55)	— [e]	$50.06	(4.63)	$399	.59 [d]	3.62 [d]	129.01
July 31, 2007	57.56	1.78 [d]	2.66	4.44	(1.92)	(2.08)	(4.00)	— [e]	58.00	7.83	216	.56 [d]	3.05 [d]	56.75
July 31, 2006	58.83	1.60 [d,f]	(.25)	1.35	(1.60)	(1.02)	(2.62)	— [e]	57.56	2.30	80	.59 [d]	2.80 [d,f]	61.79
July 31, 2005***	56.00	.59 [d]	2.43	3.02	(.19)	—	(.19)	—	58.83	5.41 *	1	.45 *[d]	1.06 *[d]	33.53 *

Class Y
July 31, 2008	$62.15	2.40 [d]	(4.69)	(2.29)	(2.89)	(2.91)	(5.80)	— [e]	$54.06	(4.16)	$16,726	.09 [d]	4.11 [d]	129.01
July 31, 2007	61.41	2.20 [d]	2.85	5.05	(2.23)	(2.08)	(4.31)	— [e]	62.15	8.36	23,621	.06 [d]	3.52 [d]	56.75
July 31, 2006	62.35	1.90 [d,f]	(.17)	1.73	(1.65)	(1.02)	(2.67)	— [e]	61.41	2.79	41,478	.09 [d]	3.07 [d,f]	61.79
July 31, 2005***	59.18	.86 [d]	2.54	3.40	(.23)	—	(.23)	—	62.35	5.76 *	44,492	.07 *[d]	1.42 *[d]	33.53 *

See page 92 for Notes to Financial Highlights.

88	P R O S P E C T U S	89	P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)
(continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

										Total
										return			Ratio of
	Net asset		Net realized							at net		Ratio	net investment
	value,		and unrealized	Total from	From net	From net			Net asset	asset	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	realized gain on	Total	Redemption	value, end	value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	fees	of period	(%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Putnam RetirementReady Maturity Fund

Class A
July 31, 2008	$57.13	2.12 [d]	(3.87)	(1.75)	(2.33)	(2.45)	(4.78)	— [e]	$50.60	(3.37)	$14,067	.34 [d]	3.89 [d]	138.89
July 31, 2007	55.97	1.98 [d]	2.13	4.11	(2.13)	(.82)	(2.95)	— [e]	57.13	7.43	22,651	.33 [d]	3.45 [d]	62.34
July 31, 2006	57.51	1.74 [d,f]	(.70)	1.04	(1.83)	(.75)	(2.58)	— [e]	55.97	1.82	31,206	.35 [d]	3.07 [d,f]	61.89
July 31, 2005***	55.96	.80 [d]	1.50	2.30	(.75)	—	(.75)	—	57.51	4.15 *	25,732	.26 *[d]	1.41 *[d]	41.89 *

Class B
July 31, 2008	$57.17	1.68 [d]	(3.85)	(2.17)	(1.87)	(2.45)	(4.32)	— [e]	$50.68	(4.12)	$43	1.09 [d]	3.03 [d]	138.89
July 31, 2007	56.01	1.56 [d]	2.13	3.69	(1.71)	(.82)	(2.53)	— [e]	57.17	6.65	219	1.08 [d]	2.70 [d]	62.34
July 31, 2006	57.54	1.31 [d,f]	(.70)	.61	(1.39)	(.75)	(2.14)	— [e]	56.01	1.06	138	1.10 [d]	2.31 [d,f]	61.89
July 31, 2005***	56.00	.47 [d]	1.51	1.98	(.44)	—	(.44)	—	57.54	3.55 *	124	.82 *[d]	.83 *[d]	41.89 *

Class C
July 31, 2008	$57.27	1.71 [d]	(3.86)	(2.15)	(1.89)	(2.45)	(4.34)	— [e]	$50.78	(4.06)	$1	1.09 [d]	3.14 [d]	138.89
July 31, 2007	56.04	1.58 [d]	2.10	3.68	(1.63)	(.82)	(2.45)	— [e]	57.27	6.62	1	1.08 [d]	2.77 [d]	62.34
July 31, 2006	57.56	1.36 [d,f]	(.73)	.63	(1.40)	(.75)	(2.15)	— [e]	56.04	1.09	1	1.10 [d]	2.31 [d,f]	61.89
July 31, 2005***	56.00	.46 [d]	1.54	2.00	(.44)	—	(.44)	—	57.56	3.59 *	1	.82 *[d]	.81 *[d]	41.89 *

Class M
July 31, 2008	$57.27	1.87 [d]	(3.90)	(2.03)	(2.07)	(2.45)	(4.52)	— [e]	$50.72	(3.87)	$125	.84 [d]	3.54 [d]	138.89
July 31, 2007	55.99	1.69 [d]	2.13	3.82	(1.72)	(.82)	(2.54)	— [e]	57.27	6.88	14	.83 [d]	2.94 [d]	62.34
July 31, 2006	57.54	1.57 [d,f]	(.81)	.76	(1.56)	(.75)	(2.31)	— [e]	55.99	1.33	75	.85 [d]	2.86 [d,f]	61.89
July 31, 2005***	56.00	.61 [d]	1.49	2.10	(.56)	—	(.56)	—	57.54	3.76 *	2	.64 *[d]	1.07 *[d]	41.89 *

Class R
July 31, 2008	$57.15	1.94 [d]	(3.83)	(1.89)	(2.20)	(2.45)	(4.65)	— [e]	$50.61	(3.62)	$155	.59 [d]	3.63 [d]	138.89
July 31, 2007	55.99	1.85 [d]	2.12	3.97	(1.99)	(.82)	(2.81)	— [e]	57.15	7.16	81	.58 [d]	3.22 [d]	62.34
July 31, 2006	57.56	1.62 [d,f]	(.73)	.89	(1.71)	(.75)	(2.46)	— [e]	55.99	1.56	48	.60 [d]	2.97 [d,f]	61.89
July 31, 2005***	56.00	.67 [d]	1.54	2.21	(.65)	—	(.65)	—	57.56	3.97 *	1	.45 *[d]	1.19 *[d]	41.89 *

Class Y
July 31, 2008	$57.27	2.25 [d]	(3.86)	(1.61)	(2.47)	(2.45)	(4.92)	— [e]	$50.74	(3.12)	$7,191	.09 [d]	4.13 [d]	138.89
July 31, 2007	56.11	2.13 [d]	2.13	4.26	(2.28)	(.82)	(3.10)	— [e]	57.27	7.70	9,729	.08 [d]	3.70 [d]	62.34
July 31, 2006	57.65	1.86 [d,f]	(.68)	1.18	(1.97)	(.75)	(2.72)	— [e]	56.11	2.07	13,756	.10 [d]	3.26 [d,f]	61.89
July 31, 2005***	56.08	.89 [d]	1.53	2.42	(.85)	—	(.85)	—	57.65	4.34 *	21,787	.07 *[d]	1.56 *[d]	41.89 *

See page 92 for Notes to Financial Highlights.

90	P R O S P E C T U S	91	P R O S P E C T U S

Financial highlights (Continued)

* Not annualized.

** For the period May 2, 2005 (commencement of operations) to July 31, 2005.

*** For the period November 1, 2004 (commencement of operations) to July 31, 2005.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses for the following periods reflect a reduction of the following based on each funds’ average net assets:

	7/31/08	7/31/07	7/31/06	7/31/05

Putnam RetirementReady 2050 Fund	0.05%	0.04%	3.23%	12.75%

Putnam RetirementReady 2045 Fund	0.02	0.01	0.10	0.57

Putnam RetirementReady 2040 Fund	0.01	0.01	0.08	0.40

Putnam RetirementReady 2035 Fund	0.01	0.01	0.04	0.20

Putnam RetirementReady 2030 Fund	0.01	0.01	0.02	0.13

Putnam RetirementReady 2025 Fund	0.01	0.01	0.01	0.08

Putnam RetirementReady 2020 Fund	0.01	0.01	<0.01	0.07

Putnam RetirementReady 2015 Fund	<0.01	0.01	<0.01	0.06

Putnam RetirementReady 2010 Fund	0.01	0.02	0.01	0.09

Putnam RetirementReady Maturity Fund	<0.01	0.00	0.05	0.28

e Amount represents less than $0.01 per share.

f The net investment income ratios and per share amounts shown for the period ending July 31, 2006 may not correspond with the expected class specific differences for the period due to the timing of sales and repurchases of fund shares in relation to when distributions from the underlying Putnam funds were received.

1 For the period December 22, 2005 to July 31, 2006.

2 For the period August 1, 2005 to December 19, 2005. All class R shares for Fund 2045 and Fund 2040 were liquidated on December 19, 2005.

92   P R O S P E C T U S

Appendix A

On or about January 26, 2009, each fund’s assets will be allocated among a different set of underlying Putnam funds. Each fund’s target allocations will then be approximately as follows:

											Maturity Fund
Underlying	2050	2045	2040	2035	2030	2025	2020	2015	2010	Maturity	in 2010 and
Putnam fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	thereafter*

Putnam Asset Allocation:
Equity Portfolio	80%	71%	52%	28%	7%	0%	0%	0%	0%	0%	0%

Putnam Asset Allocation:
Growth Portfolio	19%	27%	45%	69%	89%	70%	21%	0%	0%	0%	0%

Putnam Asset Allocation:
Balanced Portfolio	0%	0%	0%	0%	0%	24%	70%	51%	17%	5%	0%

Putnam Asset Allocation:
Conservative Portfolio	0%	0%	0%	0%	0%	0%	0%	30%	31%	7%	0%

Putnam Income
Strategies Fund	0%	0%	0%	0%	0%	0%	0%	6%	34%	80%	100%

Putnam Money Market Fund	1%	2%	3%	3%	4%	6%	9%	13%	18%	8%	0%

Asset class weighting

Equity	95%	93%	88%	83%	78%	70%	59%	41%	28%	25%	25%

Fixed income	5%	7%	12%	17%	22%	30%	41%	59%	72%	75%	75%

* Because of rounding in the calculation of allocations among underlying Putnam funds, actual allocations might be more or less than these percentages.

The goals, main investment strategies and related risks of Putnam Income Strategies Fund and Putnam Money Market Fund are set forth in the body of this prospectus under the heading What are the goals, main investment strategies and related risks of the underlying Putnam funds? The goals, main investment strategies and related risks of the other underlying Putnam funds are set forth below.

GOALS

Asset Allocation: Equity Portfolio seeks long-term growth.

Asset Allocation: Growth Portfolio seeks capital appreciation.

Asset Allocation: Balanced Portfolio seeks total return.

Asset Allocation: Conservative Portfolio seeks total return consistent with preservation of capital.

93   P R O S P E C T U S

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

Each of these underlying funds has a unique strategic allocation that indicates the fund’s typical percentage allocation between equity and fixed income investments. Except for the Equity Portfolio, which invests only in equity securities, we adjust portfolio allocations from time to time within a certain range for each of these underlying funds to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for each of these underlying funds are shown below.

	Equity Portfolio		Growth Portfolio		Balanced Portfolio		Conservative Portfolio

Class	Strategic		Strategic		Strategic		Strategic
	Allocation	Range	Allocation	Range	Allocation	Range	Allocation	Range

Equity	100%	N.A.	80%	65-95%	60%	45-75%	30%	15-45%
Fixed-Income	0%	N.A.	20%	5-35%	40%	25-55%	70%	55-85%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the assets of these underlying funds above or below their strategic allocations.

MAIN RISKS

The strategic allocation of each of these underlying funds generally correlates to a different level of investment risk. The risks of the asset classes vary, and the risks of each of these underlying funds reflect the allocation of its assets between the two classes. Of these underlying funds, the Equity Portfolio involves the greatest risk of losing money, which is reflective of its relatively aggressive pursuit of long-term growth solely through investments in equity securities, with a typical allocation of approximately 75% to U.S. stocks and 25% to foreign stocks. Because the Conservative Portfolio pursues returns consistent with capital preservation, it offers the least risk of these underlying funds. The main risks that could adversely affect the value of each underlying fund’s shares and the total return on your investment include:

94   P R O S P E C T U S

► The risk that the stock price of one or more of the companies in the underlying fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

► The risk that movements in financial markets will adversely affect the price of the underlying fund’s investments, regardless of how well the companies in which the underlying fund invests perform.

► The risk that the prices of the fixed-income investments held by an underlying fund will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

► The risk that the allocation of investments between stocks and bonds may adversely affect the underlying fund’s performance.

► The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

► The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets.

► The risk that the underlying fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

ADDITIONAL INFORMATION

We may invest up to 40% of the total assets of the Growth, Balanced and Conservative Portfolios (but not more than a fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency,

95   P R O S P E C T U S

or that are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of Conservative Portfolio’s total assets in debt investments rated lower than BB or its equivalent. We may invest up to 5% of a fund’s total assets in debt investment rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Additional information about the investment strategies and related risks of all underlying funds is contained in the body of the prospectus under What are the goals, main investment strategies and related risks of the underlying Putnam funds? — Additional information about investment strategies and related risks of the underlying Putnam funds.

96   P R O S P E C T U S

Glossary of terms

Bond	An IOU issued by a government or corporation that
usually pays interest.

Capital	A rise in an investment’s principal value. Also used to
appreciation	describe the investment objective of a mutual fund whose
primary criterion for choosing securities is the potential to rise in value rather than to provide dividend income.

Capital	A profit or loss on the sale of securities (generally stocks
gain/loss	or bonds).

Class A, B,	Types of shares, each class offering investors a different
C, M, R, T,	way to pay sales charges and distribution fees. A fund’s
Y shares	prospectus explains the availability and attributes of
each type.

Common	A unit of ownership of a corporation.
stock

Contingent	A charge applied at the time of redemption of certain
deferred sales	mutual fund shares, rather than at the time of purchase.
charge	A fund’s CDSC generally declines each year after
(CDSC)	purchase, until it no longer applies.

Cost basis	The purchase price of mutual fund shares for tax purposes,
adjusted for such things as share splits, distributions, and return of capital distributions.

Declaration	The date on which the Trustees approve the amount of
date	a mutual fund’s next distribution.

Distribution	A payment from a mutual fund to shareholders. It may
include interest from bonds and dividends from stocks
(dividend distributions). It may also include profits from the sale of securities from the fund’s portfolio (capital
gains distributions).

97   P R O S P E C T U S

Diversification	Investing in a number of securities to reduce the effect of
any one investment performing poorly. A basic premise of
mutual fund investing.

Equity	Securities representing ownership in a corporation.
securities	Common stock and preferred stock are equity securities.

Ex-dividend	The date on or after which a holder of newly-issued
date	shares will not receive the fund’s next distribution. For
Putnam funds, it is the same as the record date.

Fiscal year	Typically an accounting period of 365 days (366 days in leap years) for which a mutual fund prepares financial state-
ments and performance data. For administrative reasons, it
often differs from a calendar year.

Fixed-income	Securities that pay an unchanging rate of interest or
securities	dividends. Bonds, notes, bills, money market instruments,
and certain preferred stocks may all be considered
fixed-income securities.

Net asset	The value of one share of a mutual fund without regard
value (NAV)	to sales charges. Some bond funds aim for a steady NAV,
representing stability; most stock funds aim to raise NAV,
representing growth in the value of an investment.

Payable date	The date on which a mutual fund pays its distributions
to shareholders.

Public	The purchase price of one class A or class M share
offering price	of a mutual fund, including the applicable “front-end”
(POP)	sales charge

98   P R O S P E C T U S

Record date	The date used to determine which shareholders are
entitled to a distribution. After the record date, shares are sold “ex-dividend,” or without the dividend. For Putnam
funds, the ex-dividend date is the same as the record date.

Short-term	Fee charged to shareholders of certain funds who redeem
trading fee	fund shares that they have held for less than a stated mini-
mum amount of time. Short-term trading fees are withheld
from the proceeds of the shareholder’s redemption and
are payable to the fund.

Total return	A measure of performance showing the change in the
value of an investment over a given period, assuming all
earnings are reinvested.

Yield	The percentage rate at which a fund has earned income
from its investments over the indicated period. “SEC yield”
(for funds other than money market funds) is a current
return based on net investment income over a recent
30-day period, computed on a yield-to-maturity basis,
which may differ from net investment income as deter-
mined for financial reporting purposes. This return is calcu-
lated by annualizing the fund’s net investment income over
the indicated period and dividing by the price of a share at the end of the period.

99   P R O S P E C T U S

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

► SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

► SYSTEMATIC WITHDRAWAL

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

► SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

► EXCHANGE PRIVILEGE

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

A 1.00% short-term trading fee may apply to exchanges of fund shares that are made within the applicable holding period. For certain global, international, high-yield, and small-cap funds, the fee will apply to shares held for 90 days or

100   P R O S P E C T U S

less. For other Putnam funds (other than money market funds), the fee will apply to shares held for seven days or less. Please read the prospectus of the applicable fund for more details.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

► DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

► STATEMENT OF INTENTION

You may reduce a front-end sales charge by agreeing to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $50,000 or $100,000. Whenever you make an investment under this arrangement, you or your financial representative should notify Putnam Investor Services that a Statement of Intention is in effect.

Many of these services can be accessed online at www.putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll free at 1-800-225-1581.

101   P R O S P E C T U S

Putnam Family of Fundsa

The following is a complete list of Putnam’s open-end mutual funds offered to the public. Please call your financial representative or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

PUTNAM GROWTH FUNDS
Putnam Discovery Growth Fund
Putnam Growth Opportunities Fund
Putnam Health SciencesTrust
Putnam International New Opportunities Fund
Putnam New Opportunities Fund
Putnam OTC & Emerging Growth Fund
Putnam Small Cap Growth Fund
Putnam Vista Fund
Putnam Voyager Fund

PUTNAM BLEND FUNDS
Putnam Capital Appreciation Fund

Putnam Capital Opportunities Fund
Putnam Emerging Markets Equity Fund

Putnam Europe Equity Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam International Capital Opportunities Fund
Putnam International Equity Fund
Putnam Investors Fund
Putnam Research Fund
Putnam Tax Smart Equity Fund®
Putnam Utilities Growth and Income Fund

PUTNAM VALUE FUNDS
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Putnam International Growth and Income Fund
Putnam Mid Cap Value Fund
Putnam New Value Fund
Putnam Small Cap Value Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified IncomeTrust
Putnam Floating Rate Income Fund
Putnam Global IncomeTrust
Putnam High Yield Advantage Fund

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PUTNAM INCOME FUNDS (cont.)
Putnam High Yield Trust
Putnam Income Fund

Putnam Money Market Fundb

Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam AMT-Free Insured Municipal Fund
Putnam Tax Exempt Income Fund

Putnam Tax Exempt Money Market Fundb

Putnam Tax-Free High Yield Fund

Putnam StateTax-Free Income Fundsc

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

PUTNAM ASSET ALLOCATION FUNDS
Putnam Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

PUTNAM RETIREMENTREADY® FUNDS
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

a As of 11/30/08.

b Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

c Not available in all states.

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For more information
about Putnam
RetirementReady Funds

The funds’ SAI and annual and semi-annual reports to shareholders include additional information about the funds. The SAI, and the independent registered public accounting firm’s report and the financial statements included in each fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. Each fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial advisor, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about a fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than those included with the prospectus in this package are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

www.putnam.com

File No. 811-21598	NP097S 254332 11/08